Exhibit 99.1

Dow 2024 Investor Day Agenda

Advancing Value Growth	Executing Strategic Vision	Dow's Path2Zero	Clear Financial Priorities to Advance Value Growth

Advancing Value Growth

Presentation

Jim Fitterling
Chair and CEO

Executing Strategic Vision

Presentations

Packaging & Specialty Plastics

Karen S. Carter
President, P&SP

Industrial Intermediates & Infrastructure

Jane Palmieri
President, II&I

Pankaj Gupta
Vice President, Industrial Solutions

Performance Materials & Coatings

Brendy Lange
President, PM&C

Joanne Sekella
Vice President, Coatings & Performance Monomers

MobilityScience™

Jon Penrice
President, MobilityScience™

Dow's Path2Zero

Panel Discussion

Jim Fitterling
Chair and CEO

John Sampson
Senior VP, Operations, Manufacturing & Engineering

Dan Futter
Chief Commercial Officer

Clear Financial Priorities to Advance Value Growth

Presentation

Jeff Tate
CFO

Advancing Value Growth Jim Fitterling

What You Will See and Hear Today ▪ Delivering on our commitments while driving industry leadership ▪ Leveraging our advantaged portfolio for growth in attractive market verticals ▪ Maintaining our disciplined and balanced capital allocation priorities to maximize value growth ▪ Driving underlying earnings growth by transforming and optimizing how we meet our customers’ needs ▪ Advancing our ambition profitably with transparency and accountability Dow is well-positioned to deliver long-term sustainable growth and enhance shareholder value

Driving Sustainable Growth and Enhancing Shareholder Value ✓ Delivering on Our Commitments ▪ Leveraging Our Advantaged Portfolio for Growth ▪ Maintaining Our Disciplined and Balanced Capital Allocation ▪ Driving Underlying Earnings Growth ▪ Advancing Our Ambition Profitably

Delivering on Our Commitments Since Spin

DOW

Our Commitments:

- ✓ Balanced capital allocation to maximize shareholder value
- ✓ Financial and operational discipline through the economic cycle
- ✓ Best-owner mindset
- ✓ Driving sustainability leadership in our industry
- ✓ Culture of benchmarking and enhanced transparency

Industry-leading cash flow generation	~$22B	**Cumulative FCF[1] generation**; average FCF yield is >2x the dividend yield since Spin[2]
Disciplined and balanced capital allocation	~65%	**Average CapEx as a percent of D&A**; in line with our target to keep average CapEx at or below D&A over the cycle
Low-risk profitable growth	~12%	**Average Operating ROIC[1] between 2019-2023**; above WACC of 10%
Attractive shareholder remuneration	~90%	**Operating net income[1] returned**; reduced share count by >45MM shares
Strong credit profile across the cycle	~$9B	**Reduction in net debt[1] and underfunded pension liabilities since Spin**
Robust organic growth investments	~$0.8B	**Mid-cycle EBITDA impact from near-term growth investments**
Best-owner mindset	>$0.9B	**Cash from select infrastructure divestiture in 2020**; >$1B additional expected in 2024

1. See appendix for definition of Non-GAAP measures
2. Since Spin: April 1, 2019 through 1Q24

DOW

A Proven Playbook Across the Macroeconomic Cycle



Robust Cash Generation Through the Cycle
Operating EBITDA² ($B)
CFFO ($B)
$7.3
$5.7
$5.6
$6.3
$12.4
$7.1
$9.3
$7.5
$5.4
$5.2
2019
2020
2021
2022
2023

Global GDP Growth Rate (%)[1]	~2.6%	~(3.0)%	~6.2%	~3.0%	~2.7%

Operational and Financial Discipline	
Maintain strong financial flexibility	Investment-grade credit profile; ~$13B of committed liquidity including cash
Maximize cash flow	~80% cash flow conversion[2] since Spin
Maintain cost discipline	$1B cost savings actions in 2023
Lowered cash commitments	Reduced by ~$1B; including lower share count, interest, pension and JV cash contributions
Capturing Value Growth	
Advance disciplined organic growth	Investments to drive >$3B/year in underlying earnings growth
Leverage strategically advantaged feedstocks	Positioning and flexibility are key differentiators
Capitalize on presence in attractive end markets	Global scale and diverse product portfolio to capitalize on market trends growing >GDP
Innovate with our materials science expertise	>1,000 new innovative products commercialized in 2023

1. S&P Global
2. See appendix for definition of Non-GAAP measures

Driving Sustainable Growth and Enhancing Enterprise Value ▪ Delivering on Our Commitments ✓ Leveraging Our Advantaged Portfolio for Growth ▪ Maintaining Our Disciplined and Balanced Capital Allocation ▪ Driving Underlying Earnings Growth ▪ Advancing Our Ambition Profitably

Industry Trends Enable >$800B Addressable Market by Mid-Decade Packaging Infrastructure PE Demand Growing ~1.2-1.4x GDP Global Inf rastructure and Construction Spend to Leading Positions 1 Market Verticals with Recy cled Demand >2x GDP Increase ~$2T by 2030 ~3% Packaging & Specialty Plastics 250-300 Forecast Transportation Actual $0.8 Circular #1 High-Pressure Technology Solutions Packaging 200-250 Residential $0.7 Capacity Including LD, EVA, ~4% Ionomers, Acid Copolymer ~30% Energy $0.3 150-175 Low GHG Emissions #3 Total Ethylene and PE 130-135 Commercial ~120 $0.3 & Offices Water Industrial Solutions $0.2 Conventional Infrastructure Other Non- #1 Purified Ethylene Oxide $0.2 Residential #1 Ethylene Amines ~40% 2023A 2025E 2030E 2040E 2050E Industrial $0.1 #1 Ethanol Amines Volumes in MM of MT Source: OECD, Nexant, S&P Global, IEA, Industry interviews, Dow internal Source: S&P Global analysis; assumes 2.5% global GDP growth 2023-2050 Polyurethanes #1 Propylene Oxide Consumer Mobility Consumer #1 Propylene Glycol Spending Growing at ~4% CAGR Global EV Demand Driv ing Supported by Rising Middle Class Light Vehicle Production Growth #1 Polyols ~20% ~$80T Consumer Solutions 70 97 65 92 90 5.4 #1 Silicones 60 ~$60T 55 4.6 Mobility 50 45 4.2 48 Coatings & Monomers 40 ~10% 35 #1 Acrylic Binders 24 15 30 #1 Waterborne Additives 2023 2025 2030 2023 2025 2030 Middle-Class Population (B) Light Vehicle (MM units) BEV & PHEV (MM units) Total Consumer Spending($ T) Sources: Statista; Dow internal analysis Source: S&P Global - Mobility 1.Average 2021-2023 % of Total Dow Revenue excluding Corporate and Hydrocarbons & Energy

Global Scale in Attractive Market Verticals

Feedstock and Site Integration

Reporting Segments & Business Units

Packaging & Specialty Plastics
- Packaging and Specialty Plastics
- Hydrocarbons & Energy

Industrial Intermediates & Infrastructure
- Polyurethanes & Construction Chemicals
- Industrial Solutions

Performance Materials & Coatings
- Consumer Solutions
- Coatings & Performance Monomers

2023 Net Sales by Area[1]



~$23.1B
~$12.5B
~$8.5B
U.S. and Canada
LAA
EMEAI
APAC

Key Differentiators

- **Diverse product portfolio** enables full-system solutions and unique go-to-market strategy
- **Proprietary technologies** enable tailored solutions
- Breakthrough **upstream innovation** (i.e., FCDh, EDH, e-cracking)

- World-leading **purified EO capacity** to capture growth in pharma, cleaning and energy
- **PU chemistry** reduces emissions in electric vehicles and improves energy efficiency in building and construction
- **Robust innovation pipeline** and application expertise

- **Differentiated silicones applications** for electronics, mobility and personal care end markets
- **Broad sustainability toolkit** enables next-gen coatings solutions
- **World-scale assets** with upstream integration

2023	Net Sales	Employees	Manufacturing Sites	Global Reach
	~$45B	~35,900	98	31 countries in which Dow manufactures products

1.Excludes Corporate

DOW

Strategically Advantaged Feedstocks



% of Dow Global Production Capacity
Cost Advantaged Americas 65%
EMEAI 30%
APAC 5%

The Americas



$/BoE
Oil-to-Gas Spread
Key Measure of Dow's Feedstock Advantage
100
80
60
40
20
0
2014
2019
2024



$/MMBtu
Alberta Advantage
AECO Basis vs. Henry Hub
0
-2
-4
-6
'22 Energy Crisis
2014
2019
2024

- Dow's portfolio of ethane-based crackers is advantaged vs. global naphtha-based competitors
- Devon partnership provides a structural hedge for natural gas prices
- **Canada** - NG and NGL prices to remain globally advantaged
- **Argentina** - Highly competitive natural gas prices

Europe and the Middle East



$/t
Propane-to-Naphtha Spread
Naphtha Advantaged
100
0
-100
-200
Propane Advantaged
2014
2019
2024

- Dow's LPG capability greatly exceeds peers and provides a cost advantage as ProNap spreads to remain wide and favor propane
- Greater EQUATE provides cost-advantage and is positioned to serve Asian markets



USGC Feedstock Optimization
Max Ethane & Propane Capabilities
100%
50%
0%
% Ethylene
Dow
Industry
Dow
Industry
Ethane Max
Propane Max



European Feedstock Optionality
Widest Feedstock Flexibility Range vs. Industry
100%
50%
0%
% Ethylene
Dow
Industry
Dow
Industry
Naphtha Range
LPG Range

Dow's strategically advantaged feedstock positioning and flexibility are key earnings differentiators

Sources: Dow, Hodson, IHS, CEFIC

Driving Sustainable Growth and Enhancing Enterprise Value ▪ Delivering on Our Commitments ▪ Leveraging Our Advantaged Portfolio for Growth ✓ Maintaining Our Disciplined and Balanced Capital Allocation ▪ Driving Underlying Earnings Growth ▪ Advancing Our Ambition Profitably

Capital Allocation Priorities Drive Financial Flexibility

Capital Allocation Priorities Remain Consistent

- **Safely and reliably** run our operations
- **Organic investments** with CapEx ≤D&A and operating ROIC >13% across the economic cycle
- **Strong investment-grade credit profile** of 2.0x-2.5x rating agency adj. net debt-to-EBITDA
- **Dividend policy** targeting ~45% of operating net income
- **Share repurchases** with dividend to meet 65% of operating net income; covering dilution

Enhanced Financial Flexibility

- **Reduced net debt and pension liabilities** by ~$9B since Spin
- **No substantive debt maturities until 2027** and ~99% of all long-term debt is at fixed rates
- **~$13B** of committed liquidity including cash
- **Maintained strong investment-grade credit ratings**
- **Lowered cash commitments by ~$1B since Spin**
- **Expect >$1.5B in unique-to-Dow cash flow levers** while maintaining a best-owner mindset

Dow

Disciplined Organic Growth Investments

Focused Investments Across Our Portfolio



Op. EBITDA Margins[1,2] (%)
Market Growth
Packaging & Specialty Plastics
Consumer Solutions
Industrial Solutions
Coatings & Performance Monomers
Polyurethanes & Construction Chemicals

1. 2021-2023 Average
2. See appendix for definition of Non-GAAP measures
Bubble Size: Revenue 2021-2023 Average

Implementing Pipeline of High-Value Organic Growth Projects

- On track to deliver >$3B/year in incremental earnings by 2030 and reduce Scope 1 & 2 emissions by ~15% vs. 2020
- Near-term growth investments since 2021 have added ~$800MM/year incremental mid-cycle EBITDA:
  - Strategic early cycle growth investments in high-value products and attractive end markets
  - Focused on areas of our portfolio with greater demand resiliency through the economic cycle
  - Further leveraging our low-cost position and feedstock flexibility to optimize margin capture
- By mid-decade, we expect the remaining near-term growth investments to deliver ~$1.2B/year of EBITDA
- By 2030, we expect to deliver ~$1B/year of EBITDA from the Fort Saskatchewan Path2Zero project and >$0.5B/year from Transform the Waste

Driving Sustainable Growth and Enhancing Enterprise Value ▪ Delivering on Our Commitments ▪ Leveraging Our Advantaged Portfolio for Growth ▪ Maintaining Our Disciplined and Balanced Capital Allocation ✓ Driving Underlying Earnings Growth ▪ Advancing Our Ambition Profitably

Dow’s Path2Zero Project Drives Profitable Growth and Decarbonization Organic Growth Investments 45 Aligned with Decarbonization Roadmap 2005-2020 Dow ▪ Deliver higher-return, lower-risk, faster-payback growth CO e â 15% | Volume á ~30% 2 40 Current projects across our portfolio Today Emissions ▪ Invest prudently in downcycle to leverage lower cost inputs 35 2020-2030 1 and be ready to capture up-cycle growth CO e â 15% | Volume á ~20% 2 Total CO e â ~30% since 2005 2 30 ▪ Derisk our investments through value-add projects that Olefins complement Dow’s capabilities 25 ▪ Keep CapEx spending at or below D&A across the economic cycle while targeting >13% operating ROIC over the cycle By 2050 20 Decarbonize and Energy Grow Capacity Phased Approach to Decarbonize & Grow 15 ▪ Increased use of clean energy with >1 GW of Path2Zero renewable power Purchased 10 Power and ▪ Phased emissions reduction plans for top 25 Steam manufacturing sites 5 Close remaining gap ▪ Pilot and develop next generation technology, including Other Scope 1 & 2 Carbon Emissions (MM MTA) with new technologies FCDh, EDH, e-cracking and nuclear energy 0 2005 2010 2015 2020 2025 2030 2035 2040 2045 2050 By 2030, we expect to grow capacity by 20%, EBITDA by >$3B/year and reduce Scope 1 & Scope 2 emissions by ~15% vs. 2020 levels 1. Volume growth represents ethylene capacity as of December 2019, excludes JVs

Fort Saskatchewan Path2Zero Project Execution

Fort Saskatchewan
PATH2ZERO
DOW GROWTH & NET-ZERO TRANSFORMATION

✓	1Q23	Fluor - FEED partner
✓	2Q23	Linde - Industrial gas partner
✓	3Q23	FEED completed
✓	4Q23	Board of Directors approved FID ✓ Secured government subsidies and incentives ✓ Program labor agreement established ✓ 100% of long-lead-time equipment ordered
✓	1Q24	Majority of ethane supply secured and hedged 100% of currency risk
✓	2Q24	Commenced construction
	~2025	Complete detailed design and equipment procurement
	~2027	**Phase 1** - Adds ~1,300 KTA of net-zero Scope 1 & 2 emissions ethylene/PE and retrofits existing cracker (FS1) to remove ~1MM MTA of current emissions
	~2029	**Phase 2** - Adds ~600 KTA of net-zero Scope 1 & 2 emissions ethylene/PE

World's First Cracker and Derivatives Complex with Net-Zero Emissions[1]

- Fort Saskatchewan Path2Zero project CapEx of ~$6.5B; **net cash deployment of ~$5B including cash and tax incentives**
- Expect to **add ~$1B EBITDA/year by 2030** with Op. ROIC in line with TX-9 (>15% since start-up)
- **Commercialization of low-/zero-emissions products** (>3MM MTA) to drive further economic upside
- **Capital intensity expected to be lower than TX-9**, driven by engineering efficiencies, site optimizations, larger scale facilities and improved construction techniques

Alberta Feedstock Cost Advantage



Industry Cash Cost ($/mt)
Europe
Asia
Industry Average
Canada
USGC
Middle East
Industry Ethylene Capacity (MM MT)

Source: Dow analysis based on 3rd party 2023 data

Circular Hydrogen Enables Net-Zero Emissions[1]



Existing Site and Infrastructure
Existing Assets
Brownfield Investments
Derivatives
Dow
Cracker
Derivatives
Dow
Cracker
H2 Circular
Off-gas
Off-gas
H2 Circular
Auto-Thermal Reformer (ATR) shifts cracker off-gas to H2 and CO2
CO2
CO2
Adjacent 3rd Party CO2 Infrastructure

1. Net-zero Scope 1 & 2 greenhouse gas emissions

Dow

Driving Value Growth by Transforming Plastic Waste

Value Chain Collaborations

Waste Collection

WM

Advanced and Mechanical Recycling and Bio-Based Feedstocks

Omnigreen, PCR, G, P&G, Reciclar S.A., ENKA, freepoint, SCGC, ambipar environment, LOVERE, LAR Plásticos, VALOREGEN, MURA Technology, newenergyblue

Partnerships and Funds

Alliance to End Plastic Waste, delterra, Closed Loop Partners

Competitive Innovations and Technologies

Differentiated Solutions

Innate, Revoloop, Engage REN, Surlyn, Affinity RE, Renuva

Design for Recyclability

pack studios by Dow

Collaborative global platform with customers and brand owners to design, pilot and test solutions, enabling brands to quickly bring to market sustainable solutions.

Meeting Increasing Customer Demand



RENUVA™ Mattress Recycling Program turns end-of-life polyurethane mattresses into polyols for use in new mattresses and other applications.



Ecolibrium™ bio-based technology from Dow supports **Crocs** reducing the CO impact in manufacturing process.



Collaboration with **LVMH Beauty** on the use of bio-based and circular plastics for cosmetic packaging with SURLYN™ REN and CIR Ionomers.

Commercialize 3MM MTA of circular and renewable solutions and generate >$0.5B/year of EBITDA by ~2030

Dow

Our Earnings Growth Levers



On Track to Deliver Increased Underlying EBITDA[1] by >$3B/year by 2030
Implemented Growth Investments Added ~$800MM/year[1] (2021-2023)
Peak >$12B
Mid-cycle
Trough <$6B
~$1.2B
~$1.0B
>$0.5B
CAGR: ~12-16%
Peak ~$15B
Mid-cycle
Trough ~$9B
Op. EBITDA Avg 2018-2020
Op. EBITDA Avg 2021-2023
Near-Term Growth Investments
Fort Saskatchewan Path2Zero
Transform the Waste
Op. EBITDA ~2030
Global GDP Growth Rate (%)[2]
~1.0%
~4.0%
~2.5-3.0%

1.Mid-cycle EBITDA
2.S&P Global

Incremental Earnings Enabled by Growth Investments

- Since 2021, our growth investments have added ~$800MM/year of incremental mid-cycle EBITDA
- Near-term growth investments expected to deliver an incremental $1.2B/year of EBITDA by mid-decade
- Fort Saskatchewan Path2Zero expected to drive $1B/year of underlying EBITDA growth by 2030
- On track to generate >$500MM in underlying EBITDA/year through Transform the Waste

Innovation-Driven Growth

- Pilot and develop next-gen process technologies across our portfolio, including EDH and e-cracking
- R&D innovation projects command an average 800 bps higher margins and drive our operating EBITDA margin above our benchmarking peer group median
- Product innovation is simultaneously driving more sustainable and better performing solutions:
  - VORATRON™ Adhesives for EV batteries
  - DOWSIL™ TC-3035 S thermal gel for electronics
  - DURATRACK™ R-100 polymer emulsions for road markings

Driving Sustainable Growth and Enhancing Enterprise Value ▪ Delivering on Our Commitments ▪ Leveraging Our Advantaged Portfolio for Growth ▪ Maintaining Our Disciplined and Balanced Capital Allocation ▪ Driving Underlying Earnings Growth ✓ Advancing Our Ambition Profitably

Dow’s Ambition Unlocks Value

AMBITION

To be the most innovative, customer-centric, inclusive and sustainable materials science company in the world

OUR AMBITION IN ACTION

INNOVATIVE

- Commercialized >1,000 new, innovative, high-performance products in 2023
- On average, new products command 800 bps higher margins
- Launched **reduced-carbon, bio-based and circular** Propylene Glycol DEC, REN and CIR with ISCC Plus certification in Europe
- Received a **record 12 Edison Awards** in 2024 – more than any company ever in a single year

CUSTOMER-CENTRIC

- Recognized at annual U.S. Customer Experience Awards with **3 Gold winners**, including top-scoring entry for "Digital Transformation"
- Achieved **highest Customer Experience (CX) satisfaction score** since inception of our annual CX survey in 2018

INCLUSIVE

- Great Place To Work® and FORTUNE named Dow one of **the 25 World's Best Workplaces™** in 2023
- **Enhanced disclosures** for Board of Director qualifications, enterprise risk management and leadership succession planning
- **Improved global representation** of women to 29.8% and U.S. ethnic minorities to 28.1% in 2023
- **Invested ~$34MM** in corporate + foundation + in-kind contributions aligned to our long-term strategy

SUSTAINABLE

- Over 90% of Dow R&D Innovation Projects deliver sustainability benefits without compromising performance
- Named to the **Dow Jones Sustainability World Index** for 23rd year
- Named a **CDP Supplier Engagement Leader** for the 3rd year for addressing climate change
- Recognized with 2 **Business Intelligence Group (BIG)** Sustainability Awards

DOW

Dow: A Compelling Investment Opportunity

INCREASING SHAREHOLDER VALUE	DISCIPLINED CAPITAL ALLOCATION	INDUSTRY-LEADING CASH GENERATION	ATTRACTIVE SHAREHOLDER REMUNERATION	SUSTAINABILITY-DRIVEN VALUE CREATION
Strategically advantaged cost position	Maintain our assets to operate safely and reliably (Priority #1)	Top-quartile cost structure	Returned ~90% of operating net income since Spin	Reducing Scope 1 & 2 GHG emissions by ~30% by 2030[1]
Leadership positions in key market verticals growing above GDP	Financial flexibility to cover all capital allocation priorities	Reduced our yearly cash flow commitments by ~$1B since Spin	Industry-leading dividend policy yields ~5%	Building world's first net-zero emissions petchem complex
Unlocking >$3B/year of underlying earnings by 2030	Strong investment-grade profile	>$1.5B of unique-to-Dow cash flow levers	Reduced share count by >45MM since Spin; ~$1.2B remaining in the current buyback program	Advancing circular solutions growth

1.vs. 2005 levels

Financial targets over the economic cycle:	Increase underlying **EBITDA by >$3B/year**	Maintain industry-leading **cash generation**	**>13% ROIC**	Return **65% of net operating income** to shareholders	**2.0x-2.5x** adjusted rating agency net debt-to-EBITDA

DOW

Packaging & Specialty Plastics Karen S. Carter

P&SP consistently delivers strong financial results across the cycle, driven by our competitive advantages The market is growing while shifting toward circular and low-emission solutions, creating an opportunity for Packaging & Specialty value growth Plastics A Formidable Franchise Driving Our strategic actions will lead to top and bottom-line growth, resulting in Value Growth >$2B/year of incremental EBITDA by 2030

Packaging & Specialty Plastics – Business Overview

Track Record of Strong Financial Performance

2023 Financials and 3-Year Range

3-Year Low	2023	3-Year High
~$23.1B	**$23.1B** Net Sales	~$29.3B
~$2.7B ~12%	**$2.7B / 12%** Op. EBIT/Op. EBIT (%)	~$6.6B ~24%
~$4.0B ~17%	**$4.0B / 17%** Op. EBITDA/Op. EBITDA (%)	~$8.0B ~28%

Key Competitive Advantage

- Diverse portfolio of differentiated solutions
- Process, catalyst and product innovation
- Cost-advantaged feedstocks
- Operational excellence at low cost
- Global scale and flexibility
- Leading voice in industry



Asia Pacific
EMEAI
Net Sales by Region
U.S. and Canada
Latin America



Hydrocarbons & Energy
Net Sales by Key Product Groups
Polyethylene
Functional Polymers

Key Market Drivers

>$350B Addressable Market ~1.3-1.5x GDP Growth

- Continued growth and urbanization in developed economies
- Increasing per capita consumption due to a growing middle class in emerging geographies
- On-the-go lifestyles driving demand for lighter-weight and high-performance materials
- Consumers and regulations influencing the need for circular and low-emission solutions



Packaging
Hygiene & Medical
Consumer & Durable Goods
Infrastructure
Mobility

DOW

A Strong Foundation of Competitive Advantage Low-Cost ▪ Global scale serving local markets ▪ Integrated sites maximizing productivity and operational excellence ▪ Cost-advantaged feedstocks 1 Geographically Cost Advantaged Our cost advantage vs. geographic averages allow us to w in globally Dow Position Regional Average Latin America Dow Latin America Europe Dow Europe Dow Canada USGC Dow USGC Industry Ethylene Capacity (MM MT) 1.Dow analysis based on 3rd party 2023 data Industry Cash Cost ($/MT)

A Strong Foundation of Competitive Advantage

Low-Cost

- Global scale serving local markets
- Integrated sites maximizing productivity and operational excellence
- Cost advantaged feedstocks

Geographically Cost Advantaged[1]

Our cost advantage vs. geographic averages allow us to win globally



Dow Position
Regional Average
Industry Cash Cost ($/mt)
Latin America
Dow Latin America
Europe
Dow Europe
Dow Canada
USGC
Dow USGC
Industry Ethylene Capacity (MM mt)

1. Dow analysis based on 3rd party 2023 data.

Flexible

- Feedstock flexibility
- Innovative technology across our broad process portfolio
- Proprietary Solution PE technology enabling tailored resins at scale

Unique Process Technologies

Our broad range of process technologies on highly flexible assets enable maximum value capture



HD
LLD
Plastomer
Elastomer
EPDM
Dow Solution
Industry Solution
Dow Gas Phase
Industry Gas Phase
Industry Slurry
LD
EVA
Low Acid
Acid Copolymer
Ionomer
Dow High Pressure
Industry High Pressure

Dow

A Strong Foundation of Competitive Advantage

Low-Cost

- Global scale serving local markets
- Integrated sites maximizing productivity and operational excellence
- Cost advantaged feedstocks

Geographically Cost Advantaged[1]

Our cost advantage vs. geographic averages allow us to w in globally



Dow Position
Regional Average
Industry Cash Cost ($/mt)
Latin America
Dow Latin America
Dow Canada
Europe
Dow Europe
USGC
Dow USGC
Industry Ethylene Capacity (MM mt)

1.Dow analysis based on 3rd party 2023 data.

Flexible

- Feedstock flexibility
- Innovative technology across our broad process portfolio
- Proprietary Solution PE technology enabling tailored resins at scale

Unique Process Technologies

Our broad range of process technologies on highly flexible assets enable maximum value capture



HD
LLD
Plastomer
Elastomer
EPDM
Dow Solution
Industry Solution
Dow Gas Phase
Industry Gas Phase
Industry Slurry
LD
EVA
Low Acid
Acid Copolymer
Ionomer
Dow High Pressure
Industry High Pressure

Differentiated

- Product and catalyst innovation
- Deep industry, market and application expertise
- Diverse product portfolio and unique go-to-market strategy

Benchmarking Strength[2]

Our product portfolio and go-to-market strategy delivers outperformance vs. our peers



Op. EBITDA Per Pound Polyolefins Capacity (cpp)
19
5 cpp
14
14 cpp
4
17
9 cpp
8
16 cpp
1
2019
2023
Dow P&SP
Lyondell O&P
Borealis Polyolefins
Dow P&SP
Lyondell O&P
Borealis Polyolefins

2.Op. EBITDA excludes equity earnings; for full benchmarking details, see 1Q24 Earnings material

Dow

A Strong Foundation of Competitive Advantage

Low-Cost

- Global scale serving local markets
- Integrated sites maximizing productivity and operational excellence
- Cost-advantaged feedstocks

Geographically Cost Advantaged[1]

Our cost advantage vs. geographic averages allow us to win globally



Dow Position
Regional Average
Industry Cash Cost ($/MT)
Latin America
Dow Latin America
Europe
Dow Europe
Dow Canada
USGC
Dow USGC
Industry Ethylene Capacity (MM MT)

1. Dow analysis based on 3rd party 2023 data

Flexible

- Feedstock flexibility
- Innovative technology across our broad process portfolio
- Proprietary Solution PE technology enabling tailored resins at scale

Unique Process Technologies

Our broad range of process technologies on highly flexible assets enable maximum value capture



HD
LLD
Plastomer
Elastomer
EPDM
Dow Solution
Industry Solution
Dow Gas Phase
Industry Gas Phase
Industry Slurry
Acid Copolymer
LD
EVA
Low Acid
Acid Copolymer
Ionomer
Dow High Pressure
Industry High Pressure

Differentiated

- Product and catalyst innovation
- Deep industry, market and application expertise
- Diverse product portfolio and unique go-to-market strategy

Benchmarking Strength[2]

Our product portfolio and go-to-market strategy delivers outperformance vs. our peers



Op. EBITDA Per Pound Polyolefins Capacity (cpp)
19
5 cpp
14
14 cpp
4
17
9 cpp
8
16 cpp
1
2019
2023
Dow P&SP
Lyondell O&P
Borealis Polyolefins
Dow P&SP
Lyondell O&P
Borealis Polyolefins

2. Op. EBITDA excludes equity earnings; for full benchmarking details, see 1Q24 Earnings material

Dow

Positioning for Growth in High-Value End Markets 1 Key End Markets Driving Growth Global Polyethylene Demand (MM MT) 3-6% Packaging ~3% 250-300 Actual Forecast 200-250 3-6% Hygiene & Medical ~4% 150-175 Consumer & 3-6% 130-135 Durable Goods ~120 4-6% Infrastructure 3-5% Mobility 2023 2025 2030 2040 2050 Source: OECD, Nexant, S&P Global Commodity Insights, IEA, Industry interviews, Dow internal analysis; assumes 2.5% global GDP growth 2023-2050 1. Based on internal data and third-party sources (S&P, CMA, Smithers, Townsend); data based on near-term expectations from 2023-2030

Growth Shifting to Circular and Low-Emission Solutions

Emerging Trends
New and Evolving Regulations
Changing Consumer Preferences and Brand Commitments
Waste as an Alternate Feedstock
Disruptions Across the Value Chain



Global Polyethylene Demand (MM MT)
Actual
Forecast
~4%
~3%
~120
130-135
150-175
200-250
250-300
Circular Solutions
Low GHG Emissions
Conventional
2023
2025
2030
2040
2050

Source: OECD, Nexant, S&P Global Commodity Insights, IEA, Industry interviews, Dow internal analysis; assumes 2.5% global GDP growth 2023-2050

Our industry leadership and competitive advantages creates a unique opportunity for value growth in low-emission and circular solutions

Note: Circular Solutions counts molecules of recycled content only; Circular Solutions includes mechanical and advanced recycling and bio-based feedstocks; low-GHG emissions uses fossil feedstock with decarbonized process (e.g., CCUS)

Maximizing Value Through Key Strategic Actions Strategic Actions 01 02 03 04 Deliver Invest to Transform the Decarbonize Breakthrough Grow Waste Innovation

1. INVEST TO GROW: Maximizing Returns Through the Cycle Focus Areas Key Actions Invest to Grow ▪ Increase feedstock flexibility to strengthen our low-cost advantage, Feedstock ▪ Expand LPG in Europe to enhance enabling profitable growth Flexibility feedstock flexibility, reducing cost ▪ Upgrade our footprint to capture high- value growth ▪ Invest in assets, adding new Asset capabilities to produce higher ▪ Expand cost-efficient capacity to Upgrades value products supply increasing demand Decarbonize ▪ Improve reliability and expand Capacity production capacity to meet Expansions Transform the Waste growing demand Deliver Breakthrough Innovation Note: LPG: Liquefied Petroleum Gas

2. DECARBONIZE: World’s First Net-Zero Scope 1 & 2 Emissions Complex Leading the Industry in Decarbonization, with a First-Mover Advantage Invest to Grow 1 Top Brand CO Commitments Market Drivers Value Levers 2 Decarbonize 100% 25% Expands ethylene Growing Global and PE capacity Demand 40% 100% by 15% globally ▪ Fort Saskatchewan Path2Zero (P2Z) fully operational by 2030 39% 100% Delivers best-in-class 100% 40% Innovative ▪ Expands capacity and extends low- resins with latest Technologies cost advantage process technology 50% 100% 20% 50% ▪ Capture value upside by monetizing 80% Extends low-cost low-emission solutions, decarbonizing 100% 10% feedstock advantage Affordability 20% of our global ethylene footprint at scale 100% 42% Captures Transform the Waste CO Reduction Target Year 2 Low-Emission additional value across Solutions 2025 2030 Post 2030 the ethylene chain Deliver Breakthrough Innovation 1.Commitments are based on brand owner Scope 3 emissions of which Dow’s Scope 1 & 2 emissions are contributors; baseline year may vary from between companies Source: Ellen MacArthur Foundation, SBTi database, company websites/reports

3. TRANSFORM THE WASTE: 3MM MTA of Circular and Renewable Solutions

Invest to Grow

Decarbonize

Transform the Waste

- **Scale circular feedstock supply** through direct investments and strategic partnerships
- Deliver **next-generation technologies – Dissolution and gasification**
- **Commercialize 3MM MTA** of circular and renewable solutions through AR, MR and biobased materials

Deliver Breakthrough Innovation

Combining Strengths to Accelerate Impact

Top Brand Recycled Plastic Content Commitments[1]



Coca-Cola
25%
50%
PEPSICO
25%
50%
Unilever
25%
P&G
50%
Nestlé
15%
MARS
30%
Mondelēz International
5%
DANONE
50%
Recycled Content Targets Year
2025
2030

Partnership Spotlight

SCGC DOW

Forming End-to-End Circularity Partnership

Access to waste	Supply at scale	Differentiated technology
in region with largest plastic waste supply	delivering 200 KTA of circular products	accelerated by integration

P&G DOW

Dissolution Technology JDA

Transform	Innovate	Accelerate
hard-to-recycle waste into circular PE	novel technology with lower GHG emissions	PCR in packaging applications

1. Source: Ellen MacArthur Foundation, SBTi database, company websites/reports
Note: AR: Advance Recycling, MR: Mechanical Recycling, GHG: Greenhouse Gas

DOW

4. DELIVER BREAKTHROUGH INNOVATION: Enabling Our Competitive Advantage Innovating to Meet the Value Chain’s Evolving Demands Invest to Grow Strategic Actions Highlights Decarbonize INNATE high- performance resins Transform the Waste Invest to increase PCR Grow incorporation and design Deliver Breakthrough Innovation for recyclability ▪ Innovate new catalysts, expanding production capabilities and improving EDH technology Decarbonize product performance reduces GHG intensity ▪ Advance process technology, delivering low cost and high efficiency REVOLOOP Transform recycled resins meet ▪ Develop solutions, capturing new and sustainability and the Waste growing markets performance requirements Note: PCR: post-consumer recycled content, EDH: ethane dehydrogenation

P&SP – A Formidable Franchise Driving Value Growth

P&SP consistently delivers strong financial results across the cycle, driven by our competitive advantages

The market is growing while shifting toward circular and low-emission solutions, creating an opportunity for value growth

Our strategic actions will lead to top and bottom-line growth, resulting in >$2B/year incremental EBITDA by 2030

Our Strategic Actions Will Deliver >$2B/year Incremental EBITDA by 2030



Implemented Growth Investments Added ~$0.4B/year[1] (2021-2023)
Peak ~$8B
Mid-cycle
Trough ~$4B
~$0.6B
~$1.0B
>$0.5B
Peak >$10B
Mid-cycle
Trough >$6B
CAGR: ~10-14%
Near-Term Growth Investments
Fort Saskatchewan Path2Zero
Circular & Renewable Solutions
Operating EBITDA Avg 2021-2023
Invest to Grow
Decarbonize
Transform the Waste
Operating EBITDA ~2030

1.Mid-cycle EBITDA

DOW

II&I is a diverse and innovative derivatives portfolio that benefits from leading positions and global reach It is poised to take full advantage of the energy transition with more sustainable and efficient products across end markets Industrial Intermediates & Infrastructure Our strategic actions and productivity A Diverse, Higher-Value initiatives will drive ~$250MM/year of Derivatives Portfolio incremental mid-cycle EBITDA by mid-decade

II&I – A Diverse and Higher-Value Derivatives Portfolio

Value Creation Through Integration *and* Market Participation

~$200B Addressable Market ~1.3-1.5x GDP Growth

Ethylene #3 Globally	Purified EO #1 Globally	Alkoxylates #1 Americas	Energy
		Amines #1 Globally	Pharma
		Solvents #1 Globally	Agriculture
		Glycol Ethers #1 Globally	Industrial
Propylene #5 Globally	PO #1 Globally	Polyol #1 Globally SYSTEMS	Mobility
		PG #1 Globally	Consumer
Benzene	Aniline	MDI #5 Globally SYSTEMS	Building & Construction
Brine	Chlorine	Caustic #2 LAA and EUR	Infrastructure

Industrial Solutions Polyurethanes and Construction Chemicals

Chemical Integration

Source: Dow and consultant estimates; position rankings based on similar chemistry mix

II&I Segment Highlights

2023 Financials and 3-Year Range

2023	Metric	Low	High
$12.5B	Net Sales	~$12.5B	~$16.9B
$0.1B / 1%	Op. EBIT/Op. EBIT (%)	~$0.1B ~1%	~$2.3B ~14%
$0.6B / 5%	Op. EBITDA/Op. EBITDA (%)	~$0.6B ~5%	~$2.9B ~17%



Industrial Solutions
Net Sales by Business
Polyurethanes & Construction Chemicals



Asia Pacific
EMEAI
Net Sales by Region
U.S. and Canada
Latin America

Leading Producer

Integrated Positions

Global Reach

Formulation Expertise

DOW

DRAFT Industrial Solutions Pankaj Gupta

Cost-advantaged and integrated portfolio upgrades and further diversifies ethylene footprint Serving attractive end markets with growth driven by energy transition, sustainability and digitalization Industrial Solutions Well-Positioned to Capture Growth Higher-return, lower-risk growth investments to deliver ~$175MM/year of mid-cycle EBITDA by mid-decade

Industrial Solutions – Business Overview

2023 Financials and 3-Year Range

Low	2023	High
~$4.2B	**$4.2B** Net Sales	~$5.7B
~$0.3B ~6%	**$0.3B / 6%** Op. EBIT/Op. EBIT (%)	~$0.9B ~16%
~$0.4B ~10%	**$0.4B / 10%** Op. EBITDA/Op. EBITDA (%)	~$1.1B ~19%

Upgrade and Further Diversify Dow's Integrated Ethylene Footprint

Purified Ethylene Oxide (pEO)

#1 Globally

- Alkoxylates
- Amines
- Solvents
- Glycol Ethers

Ethylene Glycol

Well-Positioned to Capture Growth

- World-leading producer of purified ethylene oxide and derivatives
- Cost-advantaged and integrated portfolio
- Strong customer relationships and technical expertise
- Award-winning innovation and AI/digital solutions

Supported by Long-Term Growth Trends


Energy Transition
~2X GDP

- Renewable Energy
- Decarbonization
- Energy Efficiency


Pharmaceuticals and Consumer Health
~2X GDP

- Aging Population
- Health and Comfort Focus
- Safer Materials


Sustainable Surfactants
(Consumer and Industrial)
~1.5X GDP

- Urbanization
- Growing Middle Class
- Regulatory Compliance

Cost-Advantaged and Integrated Portfolio Upgrades and Further Diversifies Ethylene Footprint

Higher Returns

- Purified EO derivatives margins remain resilient; no significant additions for global purified EO capacity
- MEG market pressured from recent industry supply additions and lower operating rates

Consistently Advantaged Margins for Purified EO Derivatives vs. MEG



Cash Margin Spread vs. MEG
$/LB
0.60
0.40
0.20
0.00
'22-'23
Avg.
'18-'21
Avg.
2018
2019
2020
2021
2022
2023
2024

Advantaged Portfolio

- Cost-advantaged portfolio tilted to higher-value purified EO derivatives
- Dow participation in MEG market through Kuwait JVs with low-cost positions in the Middle East, USGC and Canada providing geographic diversity

Diverse Slate of Purified EO Derivatives with Minimum MEG



USGC EO Capacity Splits[1]
USGC Industry[2]
DOW
~2/3 of industry capacity tied to producing MEG
95% of Dow capacity in higher-value derivatives
Purified EO Derivatives
MEG

1.Source: Dow and consultant estimates; excludes JVs
2.Industry: BASF, Croda, Eastman, Equistar, Formosa, Gulf Coast Ventures

Attractive Applications

- Market participation requires strong customer relationships and technical know-how
- Selectively investing in higher-growth and higher-margin applications to deliver innovative, sustainable solutions

Serving Broad Range of Applications with Close Customer Collaboration



ENERGY
Gas Treating
Carbon Capture
Enhanced Oil Recovery
CONSUMER
Health/Hygiene
Detergents
Electronics
PHARMA/ HEALTH
Excipients
Digestive Health
MOBILITY
Deicing Fluids
Fuel Markers
AGRICULTURE
Food and Feed
Crop Defense
INDUSTRIAL
Cleaning
Coatings
Lubricants
Thermal Mgmt.

DOW

Energy Transition, Sustainability and Digitalization Drive Earnings Growth

Emerging trends in end-markets growing faster than GDP

Data Center Cooling



~$15B market by 2027 driven by AI, 5G and cloud

>20% CAGR for Liquid Cooling

DOWFROST™ Fluids

- Reduces power usage by ~30%
- 5-10x benefit from power density increase

EV Batteries



~$1B addressable market driven by localizing EV battery supply

>15% CAGR

MOBILITYSCIENCE™

Utilizes CO_2 in final product providing an alternative to CO_2 sequestration

Carbon Capture



~$3B carbon capture solvents market by 2030

>10% CAGR

UCARSOL™ Amines and Related Technology

Early leader in emerging CO_2 capture enabling Blue H_2 and other forms of precombustion

Pharmaceuticals and Consumer Health



~$3B market by 2027 driven by aging population

>6% CAGR

CARBOWAX™ SENTRY™

Polyethylene glycols are proven osmotic laxative backed by leading consumer brands

Specialty and Sustainable Cleaning



~$5B addressable market by 2026

>4% CAGR

TERGITOL™ Surfactants

- Safer materials
- Readily biodegradable
- High-performance standards

Enhanced Oil Production



~$3B enhanced oil recovery additive market

>8% CAGR

ELEVATE™ Additives

- **~20%** lower CO_2
- **~30%** more oil production efficiency
- **~50%** less water usage

Enabled by award-winning innovation and AI/digital solutions

Higher Return Investments to Deliver $175MM/Year of Mid-Cycle EBITDA by Mid-Decade

2H24 Recovery

Plaquemine EO Restart: By end of 2Q24

- Increased supply availability and operating rates in 2H24

Key Growth Initiatives

First Wave

Alkoxylates and Specialty Amines: USGC / Europe ('21, '22, '23)

- Consumer and carbon capture end markets
- ~125 KTA capacity
- ~$100MM/year of mid-cycle EBTIDA

Second Wave

Alkoxylates: Seadrift and Terneuzen (online mid-decade)

- Pharma, consumer, industrial cleaning end markets
- ~200 KTA capacity
- ~$175MM/year mid-cycle EBITDA

Complete | In progress

Increasing Alkoxylation Capacity by 70% Since Spin Through High-Value Investments



+325 KTA by Mid-Decade
~425 KTA
~550 KTA
~750 KTA
+7% CAGR
>10% CAGR
Spin
Today
Mid-Decade

Brownfield Investments at Existing Locations



Terneuzen, the Netherlands
Tarragona, Spain
Seadrift, Texas
Plaquemine and St. Charles, Louisiana

Dow

Industrial Solutions – Well-Positioned to Capture Growth Cost-advantaged and integrated portfolio upgrades and further diversifies ethylene footprint Serving attractive end markets with growth driven by energy transition, sustainability and digitalization Higher-return, lower-risk growth investments to deliver ~$175MM/year of mid-cycle EBITDA by mid-decade

Polyurethanes & Construction Chemicals Jane Palmieri

Relentless pursuit of efficiency and productivity Targeted capital investments in downstream capabilities for margin resiliency Innovation for sustainability as PU Polyurethanes & chemistries remain essential to the energy transition and decarbonization Construction Chemicals: Focused Prioritization Throughout Well-positioned to capture recovery in the Cycle consumer durables demand

Polyurethanes & Construction Chemicals – Business Overview

2023 Financials and 3-Year Range

3-Year Low	Metric	2023	3-Year High
~$8.3B	Net Sales	$8.3B	~$11.7B
~$(0.1)B ~(2)%	Op. EBIT/Op. EBIT (%)	$(0.1)B / (2)%	~$1.5B ~13%
~$0.2B ~3%	Op. EBITDA/Op. EBITDA (%)	$0.2B / 3%	~$1.9B ~16%

Leading Positions Serving Diverse Markets

- #1 Globally – Propylene Glycol
- #1 Globally – Propylene Oxide
- #1 Globally – Polyols



Mobility
B&C
Consumer
Industrial

Attractive End-Market Exposure Growing Greater than GDP

Innovative Solutions for Attractive Verticals

Vertical	Application Highlight	Why Dow Wins
Consumer – Furniture, Bedding, Mattresses, Pillows, Footwear, Appliances	Appliances	Higher energy label ratings
	Mattresses	Safer materials and recycle content
	Low-density pillows and footwear	Less material, support and comfort maintained
Industrial – Elastomers, Adhesives and Sealants, Pipe Insulation	Elastomer safety barriers	2X impact performance of polypropylene
	Refrigerated transport	Best-in-class insulation performance
	Running tracks, playgrounds	Enable PCR content
Building & Construction – Building Insulation, Roofing, Concrete Additives, Dry Mix Mortar, Flooring	Insulating panels	Improved fire resistance Equivalent insulation
	Cement additives	25% less additive needed, lower cost in use and CF
	Cool roofs	20% energy savings
Mobility – Seat Cushioning, Acoustics, Battery Assembly	Acoustics (NVH) management	Driver experience IC to E vehicle platforms
	EV battery pottants	Retard thermal runaway
	Vehicle seating	Circularity aligned to EoL Vehicle Directive

Relentless Pursuit of Efficiency, Productivity and Improved Reliability

Optimizing Footprint

- Focusing participation on highest-returning PO derivatives across the globe
  - *Reducing high-cost global PO capacity by ~25% through shutdown of end-of-life assets by 2025*
- Key contributor to Dow's sustainability goals with CO_2 emissions reduction
- Shut down 8 polyol and systems sites since 2019 representing ~10% of Dow's global capacity



Ribaforada Systems
Rancho Cucamonga Systems
LaPorte MMDI
Guangzhou Systems
New Germany Systems
2019
2020
2021
2022
2023
2024
2025
Altona Polyols
Ningbo Polyols
Tertre Polyols (partial)
Nankang Polyols
Freeport PO
= PO/Polyols
= MMDI
= Combination Polyol/MDI

Improving Efficiency

Recent **cost out efforts** will reduce headcount by **~10%** from 4Q 2022 levels

Working capital enhancements through digital tools enabled record low inventory each of last 2 years and **down >25%** from 2018

Investing in Digital to Enhance Productivity, CX and EX



AI
FUTUREDGE50 AWARDS
Manufacturing Leadership Council

Award-winning **Predictive Intelligence platform** uses advanced analytics and machine learning to revolutionize the polyurethane formulation process and accelerate time to market of differentiated solutions

Remaining efficiency and reliability investments to deliver ~$50MM/year additional EBITDA by mid-decade

Targeted Capital Investments in Downstream Capabilities for Margin Resiliency Positioning Dow for growth when the recovery emerges across markets Improved MDI position with a more efficient world-scale distillation asset in Freeport, enabling exit from our LaPorte site Start-up Mid-2023 Strengthening our differentiated portfolio Capital-efficient capacity expansion in and footprint through Thailand to serve more resilient PG demand targeted growth Start-up April 2024 investments Investments in LAA Caustic, site infrastructure and sustainability footprint, technology and efficiency upgrades Start-ups in 2023 and 2024 $25MM/year of mid-cycle EBITDA from growth investments after 2024

PU Innovation Remains Essential to Decarbonization

Mobility

Automotive Foam Systems



>$650MM
addressable market

>75% circularity on **polyol**
>60% circularity on **MDI**

SPECFLEX™ CIR Polyurethane

Circularity · Lightweighting · Reduced Use

EV Batteries



>$800MM
Polyurethane market opportunity

VORATRON™ Polyurethanes

Electrification · Sustainability · Autonomous

Consumer

Food and Fragrance



80 KTA
total market in 2030

~$330MM
addressable market

Sustainable Propylene Glycol

Renewable Feedstock · Lower Carbon Footprint · Traceability

Furniture and Bedding



~$5B
total addressable market

Polyols powered by RENUVA™

Circularity · Recycled Content · Lower GWP

Construction Chemicals

Roof Coatings



$2B
global liquid-applied technology market, growing at **4% CAGR**

RHOPLEX™ and PRIMAL™ Acrylic

Resource Efficiency · Energy Efficiency · Cooling Costs

Cement Additives



$5B
global dry mix additives market, growing at **4% CAGR**

WALOCEL™ Cellulose Ethers

Carbon Reduction · Formulation Expertise

Well-Positioned to Capture Recovery in Durables and Construction Demand

Past Recoveries Indicate Likely Coiled Spring

- Positive early demand signals in 2024
  - *Inventory levels normalizing in consumer durables and construction value chains after period of extensive destocking*
  - *Slowing rate of inflation*
- Full recovery tied to meaningful reduction in **inflation and interest rates**
- Return to healthy demand expected to drive **"bullwhip" surge in demand** for suppliers, similar to previous recoveries
- Dow has sufficient market reach and headspace to capitalize on a rapid return in demand

Leading Indicators



Inflation YoY
%
Global
U.S.
10
8
6
4
2
0
5.6
3.1
Sep-18 Sep-19 Sep-20 Sep-21 Sep-22 Sep-23
30Y Mortgage Rates and Home Payments % Income
Home Payments % Income
30Y Mortgage Rate
7.3
24
9 8 7 6 5 4 3 2
30 28 26 24 22 20 18 16 14 12 10
Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 Jan-21 Jan-22 Jan-23 Jan-24
Inventory Levels YoY
Furniture
Building Materials
-4.7
-11.8
Jun-14 Dec-15 Jun-17 Dec-18 Jun-20 Dec-21 Jun-23
Existing and New Home Sales
7.0 6.5 6.0 5.5 5.0 4.5 4.0 3.5 3.0
1100 1000 900 800 700 600 500 400
664
4.38
Existing Home Sales (MM)
New Home Sales (K)
Apr-23 Apr-22 Apr-21 Apr-20 Apr-19

Positioned to capitalize on recovery in the chemicals value chain and drive revenue and earnings growth

II&I – A Diverse and Higher-Value Derivatives Portfolio

II&I is a diverse and innovative derivatives portfolio that benefits from leading positions and global reach with the following areas of strategic focus:

Industrial Solutions

Innovating for **consumer, pharma and mobility** end markets, including **energy transition**

Robust **in-progress growth investment pipeline** of lower-risk, higher-return projects

Polyurethanes and Construction Chemicals

Relentless pursuit of **efficiency and productivity**

Targeted capital investments in downstream capabilities for margin resiliency



Positioned for Growth and Near-Term Cycle Upside
Implemented Growth Investments Added ~$150MM/year[1] (2021-2023)
Peak ~$2.9B
Mid-cycle
Trough <$1.0B
~$75MM
~$175MM
CAGR: ~18-26%
Polyurethanes and Construction Chemicals
Industrial Solutions
Peak ~$3.2B
Mid-cycle
Trough ~$1.3B
Operating EBITDA Avg 2021-2023
Near-Term Growth Investments
Operating EBITDA ~2030

1. Mid-cycle EBITDA

World’s leading silicones and acrylics coatings franchises with cost- advantaged upstream integration Focused on attractive markets growing above GDP linked to secular trends in Performance Materials & mobility, electronics and sustainability Coatings Strategically Advantaged for Growth Structural actions and higher-return, faster-payback projects will lift mid- cycle earnings by ~$325MM/year by mid-decade

PM&C – Strategically Advantaged for Growth

2023 Financials and 3-Year Range

3-Year Range (low)	2023	3-Year Range (high)
~$8.5B	$8.5B Net Sales	~$10.8B
~$0.2B ~3%	$0.2B / 3% Op. EBIT/Op. EBIT (%)	~$1.3B ~12%
~$1.0B ~12%	$1B / 12% Op. EBITDA/Op. EBITDA (%)	~$2.1B ~20%



Net Sales by Region
Asia Pacific
EMEAI
U.S. and Canada
Latin America



Net Sales by Business
Coatings & Performance Monomers
Consumer Solutions

Performance Materials & Coatings Segment



>1.5X GDP Growth
~$100B Total Addressable Market

- E-Mobility
- Autonomous and Connected Devices
- Green Building
- Energy Transition
- Sustainable Materials and Circularity

Key Differentiators

- World's leading silicones and acrylics coatings franchises with upstream integration
- Broad portfolio of sustainable innovation backed by strong relationship with key brand owners
- Competitive cost position in selected markets

Coatings & Performance Monomers Joanne Sekella

Leading global positions in acrylic binders and waterborne additives Commercial and operational excellence through capital discipline and purposeful asset management Coatings & Performance Monomers Industry-leading Acrylic Coatings Franchise Well-positioned to grow earnings as housing market recovers

Coatings & Performance Monomers – Business Overview 2023 Financials and 3-Year Range Key Market Drivers Why Dow Wins $3.3B Enabling Growth 1-1.5X Global GDP ~70% captive Global footprint in monomers demand target markets ~$3.3B ~$4.1B Net Sales ▪ Existing home sales, new home builds $0.1B / 2% ▪ Lower carbon emissions World leader in acrylic Strong North ~$0.1B ~$0.2B binders and America position Op. EBIT/Op. EBIT (%) ~2%▪ Autonomous mobility and road safety ~5% w aterborne coatings Flexible and ▪ Consumer health and safety $0.3B / 9% Strategic customer B2B integrated supply relationships ~$0.3B ~$0.4B chain ▪ Renewable and circular solutions Op. EBITDA/Op. EBITDA (%) ~9% ~11% Key Attractive End Markets Delivering Next-Generation Sustainability Solutions Biocide-free Recyclable, re-pulpable and bio-based latex paper packaging Architectural Silicon Metal Site Replacing materials Sustainable monomers of concern chemistry Pavement Markings Paper Packaging

Architectural Coatings Leadership, Cost Discipline Accelerate Growth

Paint Solutions = ~2/3 of Business



Water
Pigment and
Opaque Polymer
Additives
Binder
Container and Other

Partnerships with Leading Brands

AkzoNobel
Asian Paints
Behr
Benjamin Moore
Jotun
KP
Nippon Paint
PPG
RPM
Sherwin-Williams

Evolving Market Landscape

- Supply of existing home sales and new home builds primary drivers for paint demand
- Current industry forecasts call for steady demand trajectory toward pre-pandemic levels
- Cost and asset management over past 4 years well position Dow for uplift as macros and interest rates improve

Key Value Drivers

1) Strong Global Footprint and NA Leadership

- >30 manufacturing sites globally
- 10 technical centers covering every major geography

2) Broadest Product Portfolio

- Global leader in waterborne additives
- Global leader in acrylic binders
- Expanding bio-based and sustainability solutions

3) Innovating to Meet Industry Trends

- Enabling sustainability
- Improving performance
- Faster, easier application
- Delivering new functionality

Paint Demand Correlation to Existing Home Sales[1]



880
860
840
820
800
780
760
740
720
Gallon Demand (millions)
R² = 0.81
7000
6000
5000
4000
3000
2000
1000
0
Existing Home Sales (000s)
2019
2020
2021
2022
2023
2024f
2025f
Gallons (MM)
Existing Home Sales

1.American Coatings Association Industry Pulse series, April 2024

Improving macro and moderating interest rate levels to unlock significant top- and bottom-line uplift

Targeted Innovation and Capital Investment for Growth

Pavement Markings

Industry Trends

- Driver safety and regulatory compliance
- Autonomous vehicle compatibility
- Easy application/quick-dry
- Durability
- Sustainability/VOC reduction

Growth Path Forward

$4B Global addressable market for road markings

Strong presence in North America with additional growth opportunities in EMEAI and APAC

Millions of Miles of Roads Painted Globally, in Every Major Geography





AUTOPILOT
VISION SYSTEM

Paper Packaging



Traditional coating

RHOBARR™ Barrier Paper Coatings

- 65-70% thinner water-based barrier coating
- Enables recyclability and re-pulpability while maintaining superior performance

99% Fiber Recovery

70% Raw Material Reduction

Growth Path Forward

$4B Global addressable market for paper barrier coatings for packaging

BLUEWAVE™ growth investment (start-up in 2025) enables additional global capacity to meet future demand; affirms leadership position in dispersion barrier coatings

New Capacity, Product Launches to Meet Growing Global Demand





DOW

Industry-Leading Acrylic Coatings Franchise Strategic Targeted Commercial and Operational Sustainable Chemistries Relationships Innovation Excellence Broad suite of sustainable Leveraging partnerships with Capital and cost discipline chemistries to meet leading global brand owners to and purposeful asset deliver market-driven growing demand for management to unlock Enhanced Focused Sustainable Resource Market innovation across end markets greater performance and additional growth across Innovation Participation Allocation growing above GDP increased sustainability cycle Focused growth investments to drive ~$25MM/year of incremental EBITDA by mid-decade

DRAFT Consumer Solutions Brendy Lange

Industry-leading scale and integration combined with a best-in-class downstream portfolio drive customer- centered innovation Increasing demand for silicones as essential materials in attractive end Consumer Solutions markets growing above 1.5X GDP World-Leading Silicones Franchise Well-Positioned for Sustainable Growth Enhanced market participation, focused growth investments and innovation pipeline to drive ~$300MM/year of incremental EBITDA by mid-decade

Consumer Solutions – Business Overview

2023 Financials and 3-Year Range

Low	2023	Metric	High
~$5.2B	$5.2B	Net Sales	~$6.7B
~$0.1B ~3%	$0.1B / 3%	Op. EBIT/Op. EBIT (%)	~$1.1B ~17%
~$0.7B ~13%	$0.7B / 13%	Op. EBITDA/Op. EBITDA (%)	~$1.7B ~25%

Why Dow Wins

- Si — World-class silicones franchise
- Global footprint in target markets
- Captive sustainable silicon metal
- In-depth market and industry expertise
- B2B — 70% of sales through digital channels
- Broad portfolio of downstream innovation

Strong Demand Drivers

>1.5X GDP Growth

- E-Mobility
- Autonomous and Connectivity
- Green Building
- Energy Transition
- Sustainable Materials and Circularity

Leading Scale and Integration

Largest Silicones Producer[1]



Natural Resources
Silicon Metal
Siloxanes
Specialty Silicones

1.Based on annual sales

Seat at the Design Table

Unmatched Downstream Portfolio



Mobility
Building & Infrastructure
Consumer & Electronics
Industrial
Personal Care
Home Care

Well-positioned to capitalize on growing demand

Competitively Advantaged for Sustainable Earnings Growth

Largest Silicones Producer[1] with Global Reach and Industry-Leading Back-Integration

- **Low cost** and **supply reliability**
- Low-carbon captive silicon metal – **50% lower** than the industry average[2]
- **The only producer** with world-scale siloxanes facilities in the U.S., Europe and China
- **Balanced** and **diversified** downstream portfolio



Silicon Metal Sites (2)
Silicon Metal JVs (2)
Siloxanes Sites (3)
High-Value Downstream Sites (15)

1.Based on annual sales
2.Ecoinvent Industry average 2021

Leveraging Our World-Leading Manufacturing Footprint and Operational Excellence to Capture Demand Growth

Seat at the Design Table

- Averages **~2 new product launches** per week
- **>90%** innovation projects delivering **sustainability benefits**
- Widely recognized via **external prestigious innovation awards**

R&D 100 AWARDS | EDISON AWARDS | BIG INNOVATION | ICIS

BRIDGESTONE	World's First Recyclable Silicone Self-Sealing Tire Solution
ePI 东风奕派	World's First Silicone-Based Luxury Synthetic Materials
P&G	External Business Partner of the Year Award (2022)
Henkel	10-Year Partnership Award (2023)

Sustainable Innovation to Increase Target Market Participation and Expand Addressable Market

DOW

Broad Portfolio to Meet Increasing Demand for Silicones in Light Vehicles Increased Silicone Value in Industry Trends Global Light Vehicle Production Our Value Proposition Light Vehicle Applications Light Vehicle Production Silicone Value in Outgrow ing Light CAGR 1.3% Lightweight Light Vehicle Applications One Dow Vehicle CAGR 8% Production by Approach 12 100 5X 90 10 Electrification 80 70 8 Value Chain Close collaboration 60 with OEMs and Tiers Partnership 50 6 Decarbonize and $10B 40 Circularity 4 30 Total 20 Addressable 2 10 Market Leading Broad differentiated 0 0 portfolio of engineered Autonomous and Sustainable 2022 2023 2024 2025 2026 2027 2028 2029 2030 2023 2030 Innovation silicone materials Connectivity 2 1 ICE HYBRID BEV 2023 2030 Source: Oct 2023 IHS Source: Dow Internal Estimate World’s Leader in Airbag Leading in Power Electronics, Battery World’s First Recyclable Silicone LuxSense World’s First Silicone- 3 Coating and Bonding Assembly and ADAS Self-Sealing Tire Solution Based Luxury Synthetic Materials 1. ICE: Internal Combustion Engine 2. BEV: Battery Electric Vehicle 3. ADAS: Advanced Driver Assistance Systems In Millions In Billion $

Expanding Growth Through Innovation for a Connected World

Industry Trends

- Soaring high-speed computing (AI), storage capacity (server/cloud) and connectivity
- Compact design of consumer devices (thinner, lighter, foldable, wearable)
- Rising concern of energy consumption (efficiency, renewable energy)

Data Centers and AR/VR Driving Electronics Recovery

Growth Driven by Innovation and Performance



5%
4%
6%
9%
-7%
-1%
0%
-5%
Display
Mobile Phones
AR/VR
Data Center
2023 vs. 2022
CAGR (2023-2028)

Source: Prismark 2024 Q1 Report Source: Dow Internal Estimate

$10B Total Addressable Market

Our Value Proposition

Enhanced Product Performance — **STABLE** *Silicone Thermal Management Materials* to dissipate heat as chip power increases from 100-200W to 500-800W

Improved Reliability and Efficiency — **FLEXIBLE** *Silicone Protection Materials* to cover all electrical modules and components

Sustainable Solutions — **DURABLE** *Silicone Assembly Materials* to offer decades of warranty to renewable energy systems and devices

World's First Solventless Silicone Pressure Sensitive Adhesives for *Electronic Devices Assembly*	Best-in-Class Dispensable Thermal Gel for *Optical Communication*	World-Leading Silicone Total Solutions for *OLED Display*	Widely Used Protectives for *Power, Renewable Energy Conversion and Storage Systems*









ENERGY
STORAGE SYSTEM

DOW

Capturing Silicone Demand Driven by Sustainability in Building & Infrastructure

Industry Trends

- Reduce CO_2 Emissions
- Renovation, Prefabrication, and Multi-Usage
- Circularity

Increased Silicone Value in Construction Market

Global Construction Spending CAGR 6%



25000
20000
15000
10000
5000
0
In Billion $
2023
2030
Infrastructure
Commercial
Residential

Sources: S&P (April 2024)

Specialty Silicone Use Outgrowing Market

CAGR 10%

$12B Total Addressable Market

Source: Dow Internal Estimate

Zero-Carbon Buildings

Zero-Carbon Buildings to Reach 16%-25% of Total Number of Buildings by 2030



30%
25%
20%
15%
10%
5%
0%
% of Total Number of Buildings
2020
2030
STEPS: Stated Policies
APS: Announced Pledges Scenario
NZE: Net Zero Scenario

Source: IEA Climate Scenarios[1]

Our Value Proposition

Proven Performance	**50+ years of expertise** in weathersealing and structural glazing
Design with Performance	Enabling **better thermal performance** of windows and façades
Lower Life-Cycle Costs	**Reducing maintenance** and façade refurbishment expenses

Leading Provider of Silicone Sealants Used in High-Performance Buildings



70% of the Top 20 Iconic Buildings[2] Use Dow Sealants



World First-Ever Carbon-Neutral[3] Silicone Service for Façades



Decarbia
Advancing carbon neutrality with

Meeting Climate and Durability Requirements in Infrastructure



1. World Energy Outlook – International Energy Agency (2023)
2. Top 20 tallest building in the world as ranked by CTBUH, the Council on Tall Buildings and Urban Habitat
3. Verified by PAS 2060: Internationally recognized carbon neutrality standard

DOW

Focused Capital Investment Unlocking High-Value Downstream Growth Higher-Return, Faster-Payback Growth Capital Projects Fast-Growing Markets 2021-2023 2024-2026 $10B $12B $10B >2X GDP Building & >2X GDP Consumer & >2.5X GDP Mobility Infrastructure Electronics ~$300 MM Richer Product Mix ~$230 MM ~$220 MM ~3X Downstream Silicones Value vs. Siloxanes ~$200 MM Downstream Silicones Price/KG 1 Growth Capital Investment Runrate EBITDA/year Upstream Siloxane Price/KG 2017 2018 2019 2020 2021 2022 2023 2024 Q1 ~220 KTA of new downstream capacity Upstream Siloxanes Price ($/KG) High-value Downstream Silicones Price ($/KG) starting up between 2021-2026 Source: Dow Internal Estimate 1.Mid-cycle EBITDA Focused growth investments and sustainable innovation to drive ~$300MM/year of incremental EBITDA by mid-decade

PM&C – Strategically Advantaged for Growth

Strategic Areas of Focus

Focus on Attractive Markets and Geographies

Growing Above 1.5X GDP

Capitalize on **~$500MM** Higher-Return Growth Capital Investment (2021-2026)

Commercialize **Sustainable Innovation** Pipeline to Expand Addressable Market

Maintain **Operational Excellence** and Maximize **Industry-Leading Footprint**

Earnings at Cycle Bottom, Returning to Growth Trajectory



Implemented Growth Investments Added ~$250MM/year[1] (2021-2023)
Peak ~$2.1B
Mid-cycle
Trough ~$1.0B
~$25MM
~$300MM
CAGR: ~10-13%
Coatings & Performance Monomers
Consumer Solutions
Peak ~$2.4B
Mid-cycle
Trough ~$1.3B
Op. EBITDA Avg 2021-2023
Near-Term Growth Investments
Op. EBITDA ~2030

1. Mid-cycle EBITDA

Dow

Jon Penrice

Mobility Is an Attractive Growth Opportunity Global Light Vehicle Production Key Trends Driving Change in Mobility 100 90 80 Electrification Up to 300% increase 22% 70 in Dow product demand 60 for BEV and Hybrid Automotive OEM Back 50 Integration 40 6% 30 Total Addressable $75B 20 Market Circularity and Decarbonization -12% 10 0 2022 2023 2024 2025 2026 2027 2028 2029 2030 Technology Disruption ICE HYBRID BEV ICE: Internal Combustion Engine BEV: Battery Electric Vehicle Source: Oct 2023 IHS Dow materials science relevant to all vehicle types – BEV, hybrids and ICE Lightw eighting Acoustics Comfort and Aesthetics Battery Systems Electronics Sustainability 72 In Millions

Dow’s Path2Zero Jim Fitterling, Dan Futter, John Sampson

Growing Earnings and Navigating the Climate and Energy Transition ▪ Enables a high-value portfolio of low- emissions products at differentiated pricing Uniquely ▪ Deepens partnerships with customers to Our Approach to Decarbonize & Grow Positioned to support their decarbonization journey Win with Differentiated, ▪ Protects and extends our feedstock advantage Low-GHG- ▪ Reduces our exposure to regulatory uncertainty Emissions and carbon price risk Optimizing our Portfolio ▪ Maintains optionality to accelerate where we Increasing use manufacturing facilities Investing in next-gen can capture additional value and processes for of clean energy manufacturing sustainability and steam technology ▪ Driving higher-return, lower-risk, faster- payback growth projects ▪ Investing prudently in downcycle, to lock in Developing low -GHG-emission Building a value-generating Disciplined Scope 3 decarbonization pathw ay products and services lower cost inputs and be ready to capture up- Organic cycle growth Growth ▪ Investing in value-add trends that complement Investments Dow’s capabilities to derisk projects ▪ Maintaining CapEx spending at or below D&A while targeting >13% ROIC over the cycle

Ft. Saskatchewan Path2Zero Builds on TX-9's World-Class Performance

Performance Comparison of Global Cracker New Builds 2017-2022

- Demonstrated ~20% lower capital cost per ton and >65% lower conversion cost than Dow fleet
- Consistently running at >110% of expanded nameplate capacity
- TX-9 emits ~60% less CO_2/MT than average cracker in Dow fleet
- Delivering >15% ROIC since start-up in 2017

Attribute by Quartile	Dow's TX-9	Other New Crackers
Production Cost	1st	2nd
Net Cash Margin	1st	2nd
Olefins Capability Utilization	1st	3rd
Reliability Indicator	1st	3rd
Energy	1st	2nd
GHG Emissions	1st	2nd

2022 HSB Solomon Associates LLC

P2Z Project Enhances Our Cost-Advantaged Footprint and Adds Zero-Emissions[1] Capacity

Dow's Ethylene Footprint in the Americas


Alberta: Low-cost position outside hurricane risk zone
Investment puts >70% of Dow's ethylene capacity in cost-advantaged Americas


Existing Site and Infrastructure
Existing Assets
Brownfield Investments
Derivatives
Dow
Cracker
Derivatives
Dow
Cracker
H2 Circular
Off-gas
Off-gas
H2 Circular
Auto-Thermal Reformer (ATR) shifts cracker off-gas to H2 and CO2
CO2
CO2
Adjacent 3rd Party CO2 Infrastructure

1. Net-zero Scope 1 & 2 greenhouse gas emissions

TX-9 demonstrates leading capital efficiency, operational performance and emissions reduction

Low-Emissions Market Opportunities and Supply/Demand Dynamics Market Relative Consumption Volume Opportunity Willingness to Pay Per Tonne of Emissions by Market Pilots and Business Models > >$ $1 100 00 /ton /T $50 $50 -1 -1 00 0/ton 0/T <$ <5 $0 5/ton 0/T ▪ 60% of largest 100 Consumer Initial sales of low- Goods customers have emission products emissions reduction Automotive targets Durable PU Caustic and Tracelight Goods Construction & Infrastructure▪ 15 KT potential Industrial ▪ First agreement in 2023 at ~$50/T CO e 2 ▪ Significant increase in DCS Carbon-Neutral Sealants customers with Relative consumption volume ▪ $25MM potential Willingness to Pay Per Ton of CO2 by Market Source: Material Economics/McKinsey published Scope 3 ▪ First agreement in 2024 at ~$90/T CO e 2 Supply/Demand of reduction targets Low Emissions Chemistry 350 Emerging opportunity for GHG emission 300 Fort Saskatchew an Path2Zero accounting mechanism that helps represents <2% of likely market 250 companies monetize investment demand in 2030 ▪ Limited supply availability 200 over next 10 years – Dow participating in collaboration efforts 150 Dow will have a first- with customers and external experts 100 mover advantage ▪ Generate value from low-emissions 50 0 investments and accelerate decarbonization 2020 2025 2030 2035 Supply Demand Source: Dow analysis based on largest customers S3.1 commitments MT

A Strategic Investment with Key Value Drivers

Fort Saskatchewan PATH2ZERO

DOW GROWTH & NET-ZERO TRANSFORMATION

✓ 1Q23	Fluor - FEED partner
✓ 2Q23	Linde - Industrial gas partner
✓ 3Q23	FEED completed
✓ 4Q23	Board of Directors approved FID ✓ Secured government subsidies & incentives ✓ Program labor agreement established ✓ 100% of long-lead-time equipment ordered
✓ 1Q24	Majority of ethane supply secured and hedged 100% of currency risk
✓ 2Q24	Commenced construction
~2025	Complete detailed design and equipment procurement
~2027	**Phase 1** - Adds ~1,300KTA of net-zero Scope 1 & 2 emissions ethylene/PE and retrofits existing cracker (FS1) to remove ~1MM MTA of current emissions
~2029	**Phase 2** - Adds ~600 KTA of net-zero Scope 1 & 2 emissions ethylene/PE

The Alberta Feedstock Advantage



Industry Cash Cost ($/MT)
Europe
Asia
Industry Average
Canada
USGC
Middle East
Industry Ethylene Capacity (MM MT)

Source: Dow analysis based on 3rd party 2023 data

- Ample natural gas in Canada at a discount to USGC prices, reducing ethane costs
- Structurally cheaper NG prices with lower volatility than the USGC
- Region has ample ethane supply available to support our project; Dow has already secured majority of cost-advantaged ethane

Driving Efficiency in Construction and Engineering to Derisk Investment

- Lower capital intensity vs. TX-9 including decarbonization assets
- Leveraging 3rd party investments to reduce Dow's capital outlay
- Focusing on driving cost efficiencies: all long-lead time equipment items have been secured
- Secured majority of cost-advantaged ethane supply from diversified sources with long-term agreements

Partner	Role
Linde	Auto-Thermal Reformer (ATR) and Integrated CO_2 capture/compression
WOLF MIDSTREAM	CO_2 transportation; Alberta trunk line under contract; long-term advantaged ethane supply
Ravago	3rd party logistics for finished product
PEMBINA	Long-term advantaged ethane supply

Strategic investment targets >13% ROIC while decarbonizing 20% of our global ethylene footprint

Dow

DRAFT Clear Financial Priorities to Advance Value Growth Jeff Tate

Clear Financial Priorities to Advance Value Growth Demonstrate Execute Growth Maintain the Continued Levers and Increase Financial Flexibility Shareholder Operational and We Have Built Returns Financial Discipline

Clear Financial Priorities to Advance Value Growth Demonstrate Execute Growth Maintain the Continued Levers and Increase Financial Flexibility Shareholder Operational and We Have Built Returns Financial Discipline

Capital Allocation Framework Remains Consistent Safely and Reliably Running Our Operations Credit Profile Organic Investments Dividend Policy Share Repurchases ▪ Maintain strong ▪ Maintain CapEx ≤D&A ▪ Long-term dividend ▪ Share repurchases and investment-grade credit over the economic cycle payout ratio target dividend target 65% of profile across the across the economic operating net income ▪ Continue to target economic cycle cycle of ~45% of operating over the cycle operating ROIC >13% net income ▪ Target rating agency adj. ▪ Share repurchases to ▪ Invest for growth and a 1 net debt-to-EBITDA of ▪ Grow dividend as cover dilution at a more sustainable and 2.0x – 2.5x; provides ample earnings and FCF expand minimum circular future; with lower- financial flexibility across risk profile the economic cycle Disciplined and balanced capital allocation to maximize shareholder value 1.Based on Moody’s Rating Agency Methodology

Disciplined Delivery on the Targets We Outlined at 2021 Investor Day

Disciplined and Balanced Capital Allocation
Target returns of 65% of operating net income

Execute on Earnings Growth Levers
Deliver >$3B/year in underlying EBITDA growth

Operating Returns on Invested Capital
>13% over the cycle

Industry-Leading Cash Flow Generation

- ✓ Returned ~83% of operating net income[1] to shareholders
- ✓ Strongest balance sheet in four decades
- ✓ Added ~$0.8B mid-cycle EBITDA since 2021
- ✓ On track to deliver remaining >$2.2B by 2030
- ✓ Delivered 3-year average operating ROIC[1] of 14%
- ✓ Completed FID on Fort Saskatchewan Path2Zero; est. 15% operating ROIC
- ✓ Achieved ~78% 3-year average cash flow conversion[1]
- ✓ Improved cash flow conversion cycle by eight days since 2020
- ✓ Delivered 3-year cumulative free cash flow of >$14B[1]

1. 1Q22-1Q24 TTMs

DOW

Strong Balance Sheet and Credit Profile

Strategic Actions to Strengthen Credit Profile

- **Strong investment-grade profile** (Baa1, BBB+, BBB)
- **~99% of all long-term debt at a fixed rate;** average cost of debt of ~5.2%
- **Issued Dow's inaugural Green Bond** in 1Q24 with lowest spreads for 10-year and 30-year tenors since 1999; ~5-10bps "greenium"
- **Reduced net debt and pension liabilities** by ~$9B since Spin
- **Pursued derisking opportunities for pension plans**, including annuitization and risk transfer of ~$1.7B of pension liabilities in 4Q23

No Substantive Debt Maturities Until 2027



$0.1B
$0.5B
$0.1B
$1.2B
$0.7B
2024
2025
2026
2027
2028

Solid Financial Position with Ample Liquidity



Cash and Cash Equivalents
$3B
Revolver
$5B
~$13B
Committed A/R Securitization
$1.5B
Committed Bilateral Lines
$3.4B

DOW

Clear Financial Priorities to Advance Value Growth Demonstrate Execute Growth Maintain the Continued Levers and Increase Financial Flexibility Shareholder Operational and We Have Built Returns Financial Discipline

Maintaining a Disciplined Low Cost-to-Serve Mindset

Lowering Our Cost Structure

2023 SG&A + R&D (% of Sales)



Peer Median: 12%
5%
Peer 1
DOW
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7



P&SP
II&I
$1B savings by segment
PM&C

- Focused on **structural improvements** to raw materials, logistics and utility costs
- >90% of 2,000 impacted roles exited by YE23
- **Rationalized select higher-cost, lower-return assets** primarily in Polyurethanes and Coatings
- $1B savings in 2023

Digitally Enabled Operational Improvements

- **Increase in sales via digital channels:** from 20% at the beginning of 2020 to 39% at the end of 2023
- **Customer order touches reduced** by >20%
- **Highest Customer Experience satisfaction score** since inception of our survey in 2018

- **Lead-to-Opportunity conversion has grown 2x** since 2021 with higher digital customer engagement
- In 2023, **>60% of leads originated from digital capabilities** vs. <5% pre-COVID

- Unlocking up to **~30% in incremental cost savings** through digital tools in procurement

- **Reduced export lead time by ~25%** through real-time order-level visibility with logistics service providers

- **Implementing AI applications** on cracker furnaces
- Targeting **20% reduction in furnace unplanned events** per year and improved repair times by ~2 days

DOW

Disciplined Capital Investments to Drive Improved Returns

CapEx Expected to Ramp to ~$3B in 2024 and Exceed D&A in 2024-2027



Cash and Tax Incentives
<$50MM
>$100MM/year
>$300MM/year
Net CapEx
D&A
2019-2022 Avg.
2023
2024
2025-2027 Avg.
2028-2030 Avg.
Maintenance CapEx
Growth CapEx
Ft. Saskatchewan Path2Zero

Ft. Saskatchewan Path2Zero	▪ Net CapEx of ~$5B, including benefit of >$1.5B in cash and tax incentives ▪ Expect similar ROIC as TX-9 (>15%)
Growth CapEx	▪ Growth CapEx to focus on higher-return, lower-risk and faster-payback projects
Maintenance CapEx	▪ Maintenance CapEx supports strong cash generation and safe and reliable operations

Committed to maintaining CapEx within D&A across the cycle

Enhancing Our Financial Position Through Focused Cash Flow Generation Top-Quartile Cash Conversion in the Industry Maintaining Strong Cash Conversion 1 Across the Cycle 2019-2023 Cash Flow Conversion (% of EBITDA) 82% CFFO to ~82% avg. EBITDA (%) 1 conversion Peer 1 DOW Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Further Enhancing Financial Position Since Spin Reduced Cash Commitments by ~$1B Since Spin Reduced JV Cash Cash Interest and Pension Share Contributions Contributions Count 2019 2020 2021 2022 2023 CFFO EBITDA >$1.5B of Unique-to-Dow Cash Flow Levers Struct. NOVA Working Infrastructure Asset Sales Judgment Capital 1. Excludes the impact of the $1B elective pension contribution in 2021

Clear Financial Priorities to Advance Value Growth Demonstrate Execute Growth Maintain the Continued Levers and Increase Financial Flexibility Shareholder Operational and We Have Built Returns Financial Discipline

Near-Term Growth Investments to Deliver Higher Returns Over the Cycle Investing in Higher-Return, Lower-Risk Projects … and Executing Actions that Maximize Returns Return 28% (%) Silicones Growth Coatings Capacity 27% Amines Growth Adding ~$2B/year in mid-cycle EBITDA by mid-decade 2023 Expansion 26% FS-1 Expansion (Canada) 25% Silicones Growth▪ Completed since 2021: ~$800MM 24% Near-Term 23% Silicones Growth Enhanced Feedstock ▪ On track to deliver by mid-decade: Remaining ~$1.2B 2022 22% Flexibility 21% Alkoxylates Investments 20% (U.S. and Europe) 19% Thailand PG ✓ Improved mix of lower-risk, faster-payback investments to 18% Additional Alkoxylates Capacity Expansion 17% Investments maintain market leadership (U.S. and Europe) PE/Functional Polymers 16% Incremental Growth Projects FCDh 15% ✓ Focused on investments that target high-value MDI Distillation 14% applications and end markets 13% Enterprise 13% ROIC Target 12% ✓ Taking strategic actions to commercialize low-to-zero 11% WACC emission solutions 10% 10% 9% ✓ Leveraging long-term contracts with key customers, low- 8% 7% cost position and feedstock flexibility to optimize margin 2022 2023 2024-2026 2021.5 2022.5 2023.5 2024.5 2025.5 capture P&SP II&I PM&C Bubble size: mid-cycle EBITDA

Fort Saskatchewan Path2Zero Project to Add $1B/Year in Mid-Term EBITDA

Fort Saskatchewan PATH2ZERO
DOW GROWTH & NET-ZERO TRANSFORMATION

✓	1Q23	Fluor - FEED partner
✓	2Q23	Linde - Industrial gas partner
✓	3Q23	FEED completed
✓	4Q23	Board of Directors approved FID ✓ Secured government subsidies & incentives ✓ Program labor agreement established ✓ 100% of long-lead-time equipment ordered
✓	1Q24	Majority of ethane supply secured and hedged 100% of currency risk
✓	2Q24	Commenced construction
	~2025	Complete detailed design and equipment procurement
	~2027	**Phase 1** - Adds ~1,300 KTA of net-zero Scope 1 & 2 emissions ethylene/PE and retrofits existing cracker (FS1) to remove ~1MM MTA of current emissions
	~2029	**Phase 2** - Adds ~600 KTA of net-zero Scope 1 & 2 emissions ethylene/PE

World's First Cracker and Derivatives Complex with Net-Zero Emissions[1]

- Fort Saskatchewan Path2Zero project CapEx of ~$6.5B; **net cash deployment of ~$5B including cash and tax incentives**
- Expect to **add ~$1B EBITDA/year by 2030** with Op. ROIC in line with TX-9 (>15% since start-up)
- **Commercialization of low-/zero-emissions products** (>3MM MTA) to drive further economic upside
- **Capital intensity expected to be lower than TX-9**, driven by engineering efficiencies, site optimizations, larger scale facilities, and improved construction techniques

Alberta Feedstock Cost Advantage



Industry Cash Cost ($/MT)
Europe
Asia
Industry Average
Canada
USGC
Middle East
Industry Ethylene Capacity (MM MT)

Source: Dow analysis based on 3rd party 2023 data

Circular Hydrogen Enables Net-Zero Emissions[1]



Existing Site and Infrastructure
Existing Assets
Brownfield Investments
Derivatives
Dow
Cracker
Derivatives
Dow
Cracker
H_2 Circular
Off-gas
Off-gas
H_2 Circular
Auto-Thermal Reformer (ATR) shifts cracker off-gas to H_2 and CO_2
CO_2
CO_2
Adjacent 3rd Party CO_2 Infrastructure

1. Net-zero Scope 1 & 2 greenhouse gas emissions

DOW

MM MTA Circular Innovations to Grow Long-Term EBITDA >$500MM/Year by 2030 Value Chain Collaborations On Track to Commercialize ~3MM MTA of Circular Solutions by 2030 Waste Collection Advanced and Mechanical Recycling and Bio-Based Feedstocks Mechanical Recycling Advanced Recycling Bio-Based Solutions Partnerships and Funds ~2030 Today

On Track to Deliver >$3B/Year in Underlying EBITDA Growth by 2030

High-Value Growth Investments Drive Incremental Earnings


Implemented Growth Investments Added ~$800MM/year[1] (2021-2023)
Peak >$12B
Mid-cycle
Trough <$6B
~$1.2B
~$1.0B
>$0.5B
CAGR: ~12-16%
Peak ~$15B
Mid-cycle
Trough ~$9B
Op. EBITDA 2018-2020
Op. EBITDA 2021-2023
Near-term growth investments
Fort Saskatchewan Path2Zero
Transform the Waste
Op. EBITDA ~2030
Global GDP growth Rate (%)[2]
~1.0%
~4.0%
~2.5-3.0%

1.Mid-cycle EBITDA
2.S&P Global

Growth Levers Mitigating Structural Macro Headwinds

- Implemented **~$800MM/year of growth investments** since 2021
- Growing underlying earnings and shareholder returns with focused organic investments
- Targeted investments in **attractive higher-value end markets** such as food packaging, health and hygiene, consumer, pharma, energy and mobility
- Through 2030, our growth levers are expected to **grow capacity by 20%, improve underlying earnings by >$3B/year, and reducing Scope 1 & 2 emissions by 15%**

DOW

Financial Flexibility to Drive Leading Shareholder Returns Cash Generation Drives Increased Shareholder Returns Growth, Enabled by Strong Balance Sheet and Liquidity Additional Shareholder Value ▪ Grow the dividend as earnings and FCF expands Share Repurchases▪ Execute share repurchases as earnings expand ▪ Accelerate attractive organic growth investments Dividend Policy ▪ Pursue accretive bolt-on M&A opportunities ▪ Continue to identify unique-to-Dow cash levers Organic Investments Credit Profile 2019-2023 2024-2028

Dow: A Compelling Investment Opportunity Our Financial Targets Proven Operational Playbook ▪ Deliver >$3B/year in underlying EBITDA growth by 2030 ▪ Maintain industry-leading cash generation Demonstrate Execute Growth ▪ Operating ROIC target >13% across the cycle Maintain the Continued Levers and Increase Financial Flexibility Operational and Shareholder ▪ Return 65% of operating net income to We Have Built Financial Discipline Returns shareholders ▪ Target adjusted net debt-to-EBITDA of 2.0x-2.5x

APPENDIX

Reconciliation of Net Income to Operating EBIT and Operating EBITDA Reconciliation of Net income to Operating EBIT and Twelve Months Ended Operating EBITDA In millions (Unaudited) Dec 31, 2020 Dec 31, 2021 Dec 31, 2022 Dec 31, 2023 Net income $ 1,294 $ 6,405 $ 4,640 $ 660 + Provision (credit) for income taxes 777 1,740 1,450 (4) Income before income taxes $ 2,071 $ 8,145 $ 6,090 $ 656 - Interest income 38 55 173 229 + Interest expense and amortization of debt discount 827 731 662 746 - Significant items 145 (712) (11) (1,605) 1 Operating EBIT $ 2,715 $ 9,533 $ 6,590 $ 2,778 + Depreciation and amortization 2,874 2,842 2,758 2,611 2 Operating EBITDA $ 5,589 $ 12,375 $ 9,348 $ 5,389 1. Operating EBIT is defined as earnings (i.e., Income before income taxes ) before interest, excluding the impact of significant items. 2. Operating EBITDA is defined as earnings (i.e., Income before income taxes ) before interest, depreciation and amortization, excluding the impact of significant items.

Reconciliation of Loss from Continuing Operations, net of tax to Pro Forma Operating EBIT and Pro Forma Operating EBITDA Reconciliation of Loss from Continuing Operations, net of tax to Pro Forma Operating EBIT Twelve Months Ended and Pro Forma Operating EBITDA In millions (Unaudited) Dec 31, 2019 Loss from continuing operations, net of tax $ (1,717) + Provision for income taxes on continuing operations 470 Loss from continuing operations before income taxes $ (1,247) - Interest income 81 + Interest expense and amortization of debt discount 933 + Pro forma adjustments 65 - Significant items (4,682) 1 Pro forma Operating EBIT $ 4,352 + Pro forma depreciation and amortization 2,938 2 Pro forma Operating EBITDA $ 7,290 1. Pro forma Operating EBIT is defined as earnings (i.e., “Loss from continuing operations before income taxes”) before interest, plus pro forma adjustments, excluding the impact of significant items. 2. Pro forma Operating EBITDA is defined as earnings (i.e., “Loss from continuing operations before income taxes”) before interest, depreciation and amortization, plus pro forma adjustments, excluding the impact of significant items.

Segment Information Net Sales by Segment Twelve Months Ended In millions (Unaudited) Dec 31, 2023 Dec 31, 2022 Dec 31, 2021 Packaging & Specialty Plastics $ 23,149 $ 29,260 $ 28,128 Industrial Intermediates & Infrastructure 12,538 16,606 16,851 Performance Materials & Coatings 8,497 10,764 9,672 Corporate 438 272 317 Total $ 44,622 $ 56,902 $ 54,968 Operating EBIT by Segment Twelve Months Ended In millions (Unaudited) Dec 31, 2023 Dec 31, 2022 Dec 31, 2021 Packaging & Specialty Plastics $ 2,700 $ 4,110 $ 6,638 Industrial Intermediates & Infrastructure 124 1,418 2,282 Performance Materials & Coatings 219 1,328 866 Corporate (265) (266) (253) Total $ 2,778 $ 6,590 $ 9,533 Depreciation and Amortization by Segment Twelve Months Ended In millions (Unaudited) Dec 31, 2023 Dec 31, 2022 Dec 31, 2021 Packaging & Specialty Plastics $ 1,285 $ 1,396 $ 1,358 Industrial Intermediates & Infrastructure 524 550 612 Performance Materials & Coatings 778 789 842 Corporate 24 23 30 Total $ 2,611 $ 2,758 $ 2,842

Segment Information (continued) Operating EBITDA by Segment Twelve Months Ended In millions (Unaudited) Dec 31, 2023 Dec 31, 2022 Dec 31, 2021 Packaging & Specialty Plastics $ 3,985 $ 5,506 $ 7,996 Industrial Intermediates & Infrastructure 648 1,968 2,894 Performance Materials & Coatings 997 2,117 1,708 Corporate (241) (243) (223) Total $ 5,389 $ 9,348 $ 12,375 Operating EBIT Margin by Segment Twelve Months Ended In millions (Unaudited) Dec 31, 2023 Dec 31, 2022 Dec 31, 2021 Packaging & Specialty Plastics 11.7% 14.0% 23.6 % Industrial Intermediates & Infrastructure 1.0% 8.5% 13.5 % Performance Materials & Coatings 2.6% 12.3% 9.0 % Total 6.2% 11.6% 17.3 % Operating EBITDA Margin by Segment Twelve Months Ended In millions (Unaudited) Dec 31, 2023 Dec 31, 2022 Dec 31, 2021 Packaging & Specialty Plastics 17.2% 18.8% 28.4 % Industrial Intermediates & Infrastructure 5.2% 11.8% 17.2 % Performance Materials & Coatings 11.7% 19.7% 17.7 % Total 12.1% 16.4% 22.5%

Cash Conversion and Free Cash Flow Reconciliation

Reconciliation of Cash Flow Conversion	Three Months Ended					Twelve Months Ended				
In millions (Unaudited)	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2024	Dec 31, 2019	Dec 31, 2020	Dec 31, 2021	Dec 31, 2022	Dec 31, 2023
Cash provided by operating activities - continuing operations (GAAP)	$ 1,043	$ 960	$ 1,790	$ 1,920	$ 460	$ 5,713	$ 6,252	$ 7,069	$ 7,486	$ 5,164
Net income (loss) (GAAP)	$ 601	$ 90	$ 347	$ (2,310)	$ 538	$ (1,272)	$ 1,294	$ 6,405	$ 4,640	$ 660
Cash flow from operations to net income (GAAP) [1]	173.5 %	1066.7 %	515.9 %	N/A	85.5 %	N/A	483.2 %	110.4 %	161.3 %	782.4 %
Operating EBITDA (non-GAAP)	$ 1,886	$ 1,802	$ 1,856	$ 1,746	$ 1,394	$ 7,290	$ 5,589	$ 12,375	$ 9,348	$ 5,389
Cash Flow Conversion (non-GAAP) [2]	55.3 %	53.3 %	96.4 %	110.0 %	33.0 %	78.4 %	111.9 %	57.1 %	80.1 %	95.8 %
Cash Flow Conversion (non-GAAP) 2019-2023 Average										79.2 %
Cash Flow Conversion (non-GAAP) 2021-2023 Average										72.7 %
Cash Flow Conversion (non-GAAP) Since Spin Average [3]										78.7 %

1. Cash flow from operations to net income is not applicable for the fourth quarter of 2019 and the twelve months ended December 31, 2019 due to a net loss for the periods.

2. Cash Flow Conversion is defined as "Cash provided by operating activities - continuing operations" divided by Operating EBITDA.

3. Since spin average is calculated from June 30, 2019 - March 31, 2024.

Reconciliation of Free Cash Flow	Three Months Ended				Twelve Months Ended			
In millions (Unaudited)	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2024	Dec 31, 2020	Dec 31, 2021	Dec 31, 2022	Dec 31, 2023
Cash provided by operating activities - continuing operations (GAAP)	$ 960	$ 1,790	$ 1,920	$ 460	$ 6,252	$ 7,069	$ 7,486	$ 5,164
Capital expenditures	(470)	(472)	(577)	(714)	(1,252)	(1,501)	(1,823)	(2,356)
Free Cash Flow (non-GAAP) [1]	$ 490	$ 1,318	$ 1,343	$ (254)	$ 5,000	$ 5,568	$ 5,663	$ 2,808
Free Cash Flow - trailing twelve months ("TTM") basis (non-GAAP)	$ 1,461	$ 3,152	$ 3,752	$ 2,463	$ 5,000	$ 5,568	$ 5,663	$ 2,808
End of period market capitalization [2]	$ 36,648	$ 35,332	$ 40,582	$ 40,737	$ 41,247	$ 41,701	$ 35,519	$ 38,514
Free Cash Flow Yield - TTM basis (non-GAAP) [3]	4.0%	8.9%	9.2%	6.0%	12.1%	13.4%	15.9%	7.3%
Free Cash Flow Yield - TTM basis (non-GAAP) 2021-2023 Average								12.1%
Free Cash Flow Yield - TTM basis (non-GAAP) Since Spin Average [4]								9.6%

1. Free Cash Flow is defined as "Cash provided by operating activities - continuing operations", less capital expenditures.

2. Calculated as the period-end share price of Dow Inc. times the period-end shares outstanding of Dow Inc.

3. Free Cash Flow Yield is defined as Free Cash Flow divided by market capitalization.

4. Since spin average is calculated from June 30, 2019 - March 31, 2024.

DOW

Cash Conversion and Free Cash Flow Reconciliation (continued) Reconciliation of Cash Flow Conversion Three Months Ended In millions (Unaudited) Mar 31, 2022 Mar 31, 2023 Mar 31, 2024 Cash provided by operating activities - continuing operations (GAAP) $ 1,612 $ 531 $ 460 Cash provided by operating activities - continuing operations - trailing twelve months TTM basis (GAAP) $ 8,909 $ 6,405 $ 5,093 Net income (loss) (GAAP) $ 1,552 $ (73) $ 538 Net income - TTM basis (GAAP) $ 6,951 $ 3,015 $ 1,271 1 Cash flow from operations to net income (GAAP) 103.9 % N/A 85.5 % Operating EBITDA (non-GAAP) $ 3,171 $ 1,356 $ 1,394 Operating EBITDA - TTM basis (non-GAAP) $ 13,275 $ 7,533 $ 5,427 2 Cash Flow Conversion (non-GAAP) 50.8% 39.2% 33.0 % Cash Flow Conversion - TTM basis (non-GAAP) 1Q22-1Q24 Average 77.8% 1. Cash flow from operations to net income is not applicable for the first quarter of 2023 due to a net loss for the period. 2. Cash Flow Conversion is defined as Cash provided by operating activities - continuing operations divided by Operating EBITDA. Reconciliation of Free Cash Flow Three Months Ended In millions (Unaudited) Mar 31, 2022 Mar 31, 2023 Mar 31, 2024 Cash provided by operating activities - continuing operations (GAAP) $ 1,612 $ 531 $ 460 Capital expenditures (315) (440) (714) 1 Free Cash Flow (non-GAAP) $ 1,297 $ 91 $ (254) Free Cash Flow - trailing twelve months basis (non-GAAP) $ 7,382 $ 4,457 $ 2,463 1. Free Cash Flow is defined as Cash provided by operating activities - continuing operations , less capital expenditures.

Reconciliation of Operating Return on Capital (ROC)

Reconciliation of Operating Return on Capital (ROC)	Three Months Ended							
In millions (Unaudited)	Mar 31, 2024	Dec 31, 2023	Mar 31, 2023	Mar 31, 2022	Dec 31, 2022	Dec 31, 2021	Dec 31, 2020	Dec 31, 2019
Net income (loss) available for Dow Inc. common stockholders (GAAP)	$ 516	$ (105)	$ (93)	$ 1,569	$ 613	$ 1,736	$ 1,236	$ (2,323)
- Significant items, after tax	122	(411)	(511)	(211)	289	124	629	(2,900)
Operating Net Income Available for Dow Inc. Common Stockholders (non-GAAP)	$ 394	$ 306	$ 418	$ 1,780	$ 324	$ 1,612	$ 607	$ 577
Net income attributable to noncontrolling interests	$ 22	$ 10	$ 20	$ (17)	$ 34	$ 25	$ 18	$ 13
Gross interest expense	227	225	206	183	188	183	220	237
Imputed interest expense - operating leases	16	16	15	14	14	15	16	22
Tax on gross interest expense	(58)	(62)	(54)	(44)	(48)	(45)	(76)	(59)
Operating Net Operating Profit After Tax (non-GAAP)	$ 601	$ 495	$ 605	$ 1,916	$ 512	$ 1,790	$ 785	$ 790
Operating Net Operating Profit After Tax - trailing twelve months ("TTM") basis (non-GAAP)	$ 2,337	$ 2,341	$ 3,953	$ 8,224	$ 5,264	$ 7,510	$ 1,977	$ 3,573
Average Total Capital (non-GAAP)	$ 36,421	$ 36,800	$ 35,559	$ 34,095	$ 34,935	$ 33,481	$ 32,785	$ 39,016
Operating Return on Capital - TTM basis (non-GAAP) [1]	6.4 %	6.4 %	11.1 %	24.1 %	15.1 %	22.4 %	6.0 %	9.2 %
Operating Return on Capital - TTM basis (non-GAAP) 2019-2023 Average								11.7 %
Operating Return on Capital - TTM basis (non-GAAP) 2021-2023 Average								14.6 %
Operating Return on Capital - TTM basis (non-GAAP) 1Q22-1Q24 Average								13.7 %

1. Operating ROC is defined as net operating profit after tax (excluding significant items) divided by total average capital, also referred to as ROIC. Operating ROC measures how effectively a company has utilized the money invested in its operations.

Reconciliation of Net Debt Reconciliation of Net Debt In millions (Unaudited) Mar 31, 2024 Dec 31, 2023 Dec 31, 2021 Mar 31, 2019 Notes payable $ 55 $ 62 $ 161 $ 295 Long-term debt due within one year 118 117 231 2,367 Long-term debt 16,170 14,907 14,280 17,158 Gross debt (GAAP) $ 16,343 $ 15,086 $ 14,672 $ 19,820 - Cash and cash equivalents 3,723 2,987 2,988 3,001 - Marketable securities 771 1,300 245 101 Net Debt (non-GAAP) $ 11,849 $ 10,799 $ 11,439 $ 16,718 + Noncontrolling interest $ 492 $ 501 $ 574 + Dow Inc. stockholders' equity 18,425 18,607 18,165 1 $ 30,766 $ 29,907 $ 30,178 Net Capital (non-GAAP) 2 38.5% 36.1% 37.9% Net Debt to Capital Ratio (non-GAAP) 1. Net Capital is defined as Net Debt plus noncontrolling interest plus Dow Inc. stockholders equity. 2. Net Debt to Capital Ratio is defined as Net Debt divided by Net Capital.

Operating Net Income Returned to Shareholders

Operating Net Income Returned to Shareholders	Three Months Ended				Twelve Months Ended			
In millions (Unaudited)	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2024	Dec 31, 2020	Dec 31, 2021	Dec 31, 2022	Dec 31, 2023
Net income (loss) available for Dow Inc. common stockholders (GAAP)	$ 75	$ 333	$ (2,323)	$ 516	$ 1,225	$ 6,311	$ 4,582	$ 589
- Significant items, after tax	(574)	(346)	(2,900)	122	(8)	(459)	10	(1,014)
Operating Net Income Available for Dow Inc. Common Stockholders (non-GAAP) [1]	$ 649	$ 679	$ 577	$ 394	$ 1,233	$ 6,770	$ 4,572	$ 1,603
Dividends paid to stockholders	$ 517	$ 516	$ 517	$ 493	$ 2,071	$ 2,073	$ 2,006	$ 1,972
Share repurchases	305	101	94	200	125	1,000	2,325	625
Return to shareholders	$ 822	$ 617	$ 611	$ 693	$ 2,196	$ 3,073	$ 4,331	$ 2,597
Operating Net Income returned to shareholders (non-GAAP) [2]	126.7%	90.9%	105.9%	175.9%	178.1%	45.4%	94.7%	162.0%
Cumulative Operating Net Income returned to shareholders (non-GAAP) Since Spin Average [3]								90.7%
Cumulative Operating Net Income returned to shareholders (non-GAAP) 2021-2023 Average								77.3%
Cumulative Operating Net Income returned to shareholders (non-GAAP) 2019-2023 Average [4]								88.6%

1. Operating Net Income is defined as net income (loss), excluding the after-tax impact of significant items.
2. Operating Net Income returned to shareholders is defined as "Return to shareholders" (dividends paid to stockholders plus share repurchases) divided by "Operating Net Income."
3. Since spin average is calculated from June 30, 2019 - March 31, 2024.
4. 2019-2023 average is calculated from June 30, 2019 - December 31, 2023.

Operating Net Income Returned to Shareholders (continued) Operating Net Income Returned to Shareholders Three Months Ended In millions (Unaudited) Mar 31, 2022 Mar 31, 2023 Mar 31, 2024 Net income (loss) available for Dow Inc. common stockholders (GAAP) $ 1,569 $ (93) $ 516 - Significant items, after tax (170) (508) 122 1 Operating Net Income Available for Dow Inc. Common Stockholders (non-GAAP) $ 1,739 $ 415 $ 394 Operating Net Income Available for Dow Inc. Common Stockholders - trailing twelve months ( TTM ) basis (non-GAAP) $ 7,485 $ 3,248 $ 1,582 Dividends paid to stockholders $ 513 $ 496 $ 493 Share repurchases 600 125 200 Return to shareholders $ 1,113 $ 621 $ 693 Return to shareholders TTM basis $ 3,665 $ 3,839 $ 2,669 2 Operating Net Income returned to shareholders (non-GAAP) 64.0% 149.6% 175.9% Operating Net Income returned to shareholders - TTM basis (non-GAAP) 49.0% 118.2% 168.7% Cumulative Operating Net Income returned to shareholders - TTM basis (non-GAAP) 1Q22-1Q24 Average 82.6% 1. Operating Net Income is defined as net income (loss), excluding the after-tax impact of significant items. 2. Operating Net Income returned to shareholders is defined as Return to shareholders (dividends paid to stockholders plus share repurchases) divided by Operating Net Income.

General Comments

Background
On April 1, 2019, DowDuPont completed the separation of its materials science business and Dow Inc. became the direct parent company of TDCC, owning all of the outstanding common shares of TDCC. For filings related to the period commencing April 1, 2019 and thereafter, TDCC was deemed the predecessor to Dow Inc., and the historical results of TDCC are deemed the historical results of Dow Inc. for periods prior to and including March 31, 2019.

The separation was contemplated by the merger of equals transaction effective August 31, 2017, under the Agreement and Plan of Merger, dated as of December 11, 2015, as amended on March 31, 2017. TDCC and Historical DuPont each merged with subsidiaries of DowDuPont and, as a result, TDCC and Historical DuPont became subsidiaries of DowDuPont (the "Merger"). Subsequent to the Merger, TDCC and Historical DuPont engaged in a series of internal reorganization and realignment steps to realign their businesses into three subgroups: agriculture, materials science and specialty products. Dow Inc. was formed as a wholly owned subsidiary of DowDuPont to serve as the holding company for the materials science business.

Unaudited Pro Forma Financial Information
In order to provide the most meaningful comparison of results of operations and results by segment, supplemental unaudited pro forma financial information has been included in the following financial schedules. The unaudited pro forma financial information is based on the consolidated financial statements of TDCC, adjusted to give effect to the separation from DowDuPont as if it had been consummated on January 1, 2017. For the twelve months ended December 31, 2019 and 2018, pro forma adjustments have been made for (1) the margin impact of various manufacturing, supply and service related agreements entered into with DuPont and Corteva in connection with the separation which provide for different pricing than the historical intercompany and intracompany pricing practices of TDCC and Historical DuPont, and (2) the elimination of the impact of events directly attributable to the Merger, internal reorganization and business realignment, separation, distribution and other related transactions (e.g., one-time transaction costs).

The unaudited pro forma financial information has been presented for informational purposes only and is not necessarily indicative of what Dow's results of operations actually would have been had the separation from DowDuPont been completed as of January 1, 2017, nor is it indicative of the future operating results of Dow. The unaudited pro forma information does not reflect restructuring or integration activities or other costs following the separation from DowDuPont that may be incurred to achieve cost or growth synergies of Dow. For further information on the unaudited pro forma financial information, please refer to the Company's Current Report on Form 8-K dated June 3, 2019.

General Comments
Unless otherwise specified, all financial measures in this presentation, where applicable, exclude significant items.

Trademarks
The Dow Diamond, logo and all products, unless otherwise noted, denoted with ™, ℠ or ® are trademarks, service marks or registered trademarks of The Dow Chemical Company or its respective subsidiaries or affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this communication may appear without the ™, ℠ or ® symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks, service marks and trade names. This presentation may also contain trademarks, service marks and trade names of certain third parties, which are the property of their respective owners. Our use or display of third parties' trademarks, service marks, trade names or products in this communication is not intended to, and should not be read to, imply a relationship with or endorsement or sponsorship of us.

Safe Harbor

Cautionary Statement about Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "may," "opportunity," "outlook," "plan," "project," "seek," "should," "strategy," "target," "will," "will be," "will continue," "will likely result," "would" and similar expressions, and variations or negatives of these words or phrases.

Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow's control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow's products; Dow's expenses, future revenues and profitability; any global and regional economic impacts of a pandemic or other public health-related risks and events on Dow's business; any sanctions, export restrictions, supply chain disruptions or increased economic uncertainty related to the ongoing conflicts between Russia and Ukraine and in the Middle East; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow's contemplated capital and operating projects; Dow's ability to realize its commitment to carbon neutrality on the contemplated timeframe, including the completion and success of its integrated ethylene cracker and derivatives facility in Alberta, Canada; size of the markets for Dow's products and services and ability to compete in such markets; failure to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow's products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow's intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow's significant customers and suppliers; changes in public sentiment and political leadership; increased concerns about plastics in the environment and lack of a circular economy for plastics at scale; changes in consumer preferences and demand; changes in laws and regulations, political conditions or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, including the ongoing conflicts between Russia and Ukraine and in the Middle East; weather events and natural disasters; disruptions in Dow's information technology networks and systems, including the impact of cyberattacks; and risks related to Dow's separation from DowDuPont Inc. such as Dow's obligation to indemnify DuPont de Nemours, Inc. and/or Corteva, Inc. for certain liabilities.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled "Risk Factors" contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2023. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow's business. Dow Inc. and The Dow Chemical Company and its consolidated subsidiaries assume no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.

Non-GAAP & Definitions Non-GAAP Financial Measures This presentation includes information that does not conform to GAAP and are considered non-GAAP measures. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company's segments, including allocating resources. Dow's management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company's GAAP disclosures and should not be viewed as alternatives to GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Dow does not provide forward-looking GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP results for the guidance period. Definitions Operating EBIT is defined as earnings (i.e. “Income before income taxes”) before interest, excluding the impact of significant items. Pro Forma Operating EBIT is defined as earnings (i.e., “Loss from continuing operations before income taxes”) before interest , plus pro forma adjustments, excluding the impact of significant items. Operating EBITDA is defined as earnings (i.e. “Income before income taxes”) before interest, depreciation and amortization, excluding the impact of significant items. Pro Forma Operating EBITDA is defined as earnings (i.e., “Loss from continuing operations before income taxes”) before interest, depreciation and amortization, plus pro forma adjustments, excluding the impact of significant items. Operating EBIT Margin is defined as Operating EBIT as a percentage of net sales. Adjusted Operating EBIT is defined as Operating EBIT less equity earnings (losses). Adjusted Operating EBIT Margin is defined as Operating EBIT less equity earnings (losses), divided by net sales. Adjusted Operating EBITDA is defined as Operating EBITDA less equity earnings (losses). Adjusted Operating EBITDA Margin is defined as Adjusted Operating EBITDA divided by net sales., excluding certain transactions with nonconsolidated affiliates. Operating Earnings Per Share is defined as Earnings (loss) per common share - diluted“, excluding the after-tax impact of significant items. Operational Tax Rate is defined as the effective tax rate (i.e., GAAP “Provision (credit) for income taxes” divided by “Income (loss) before income taxes”), excluding the impact of significant items. Cash f lows from operating activities - continuing operations, excluding the impact of Accounting Standards Update 2016 15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments ( ASU 2016-15 ), is defined as cash provided by (used in) operating activities - continuing operations, excluding the impact of ASU 2016-15 and related interpretive guidance. Management believes this non-GAAP financial measure is relevant and meaningful as it presents cash flows from operating activities inclusive of all trade accounts receivable collection activity, which Dow utilizes in support of its operating activities. Free Cash Flow is defined as Cash flows from operating activities - continuing operations - excluding impact of ASU 2016-15 less capital expenditures. Under this definition, Free Cash Flow represents the cash generated by Dow f rom operations after investing in its asset base. Free Cash Flow, combined with cash balances and other sources of liquidity, represent the cash available to fund obligations and provide returns to shareholders. Free Cash Flow is an integral f inancial measure used in Dow's financial planning process. Free Cash Flow Yield is defined as Free Cash Flow divided by market capitalization. Shareholder Remuneration is defined as dividends paid to stockholders plus purchases of treasury stock. Shareholder Yield is defined as Shareholder Remuneration divided by market capitalization. Cash Flow Conversion is defined as “Cash provided by (used for) operating activities – continuing operations” divided by Operating EBITDA. Management believes Cash Flow Conversion is an important financial metric as it helps the Company determine how efficiently it is converting its earnings to cash flow. Free Cash Conversion at an operating segment level is defined as Adjusted Operating EBITDA less capital expenditures divided by Adjusted Operating EBITDA. Operating Net Income is defined as net income (loss), excluding the after-tax impact of significant items. Operating Return on Capital (ROC) is defined as net operating profit after tax, excluding the impact of significant items, divided by total average capital, also referred to as ROIC. Net operating profit after tax (excluding significant items) is a net income measure the Company uses in presentations to investors that excludes net income attributable to noncontrolling interests, and interest expense, exclusive of the significant items. Net Debt is defined as “Notes payable” plus “Long-term debt due within one year” plus “Long-term debt” less “Cash and cash equivalents” and “Marketable securities.” Kuwait Joint Ventures (JVs) refers to EQUATE Petrochemical Company K.S.C.C., The Kuwait Olefins Company K.S.C.C., and The Kuwait Styrene Company K.S.C.C. Thai Joint Ventures (JVs) refers to Map Ta Phut Olefins Company Limited and The SCGC-Dow Group (Siam Polyethylene Company Limited, Siam Polystyrene Company Limited, Siam Styrene Monomer Co., Ltd., Siam Sy nthetic Latex Company Limited).